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DATED:

December 13, 2006

BETWEEN:

TITAN URANIUM INC.

OF THE FIRST PART

AND:

DEJOUR ENTERPRISES LTD.

OF THE SECOND PART

P R O P E R T Y  P U R C H A S E   A G R E E M E N T

PROPERTY PURCHASE AGREEMENT

SCHEDULE “A” – DESCRIPTION OF CLAIMS

SCHEDULE “B” – NET SMELTER RETURNS ROYALTY

SCHEDULE “C” – WARRANT CERTIFICATE

SCHEDULE “D” – CONSULTING AGREEMENTS

SCHEDULE “E” – ESCROW INSTRUCTIONS

PROPERTY PURCHASE AGREEMENT

THIS AGREEMENT made as of the 13th day of December, 2006.

BETWEEN:

TITAN URANIUM INC., a company validly subsisting under the laws of British Columbia, with an office at 2nd Floor, 157 Chadwick Court, North Vancouver, British Columbia, V7M 3K2

(the "Purchaser")

AND:

DEJOUR ENTERPRISES LTD., a company validly subsisting under the laws of British Columbia, with an office at Suite 1100, 808 West Hastings, Street, Vancouver, British Columbia, V6C 2X4

(the "Vendor")

W H E R E A S:

A.

The Vendor is the sole legal and beneficial owner of a one hundred (100%) percent right, title and interest in and to the Claims (as defined below); and

B.

The Vendor has now agreed to sell to the Purchaser, and the Purchaser has agreed to purchase from the Vendor, a one hundred percent (100%) right, title and interest in and to the Claims, subject to the Royalty and the Carried Interest retained by the Vendor, on the terms and conditions hereinafter set forth.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual promises, and agreements herein contained, the parties hereto agree as follows:

1.

INTERPRETATION

(a)

In this Agreement and in the recitals and Schedules hereto, unless the context otherwise requires, the following expressions will have the following meanings:

(i)

"Act" means The Crown Minerals Act (Saskatchewan), and the Mineral Disposition Regulations, 1986 (Saskatchewan) made thereunder, as amended from time to time;

(ii)

"Approval Date" means the date upon which the Purchaser and the Vendor receive written notification from the Exchange that this Agreement and the purchase of the Claims have been conditionally accepted for filing;

(iii)

 “Bankable Feasibility Study” means a comprehensive report of the mineral deposit on the BFS Property, in which all geologic, engineering, legal, operating, economic and other relevant factors are considered in sufficient detail that it could reasonably serve as the basis for a favourable final decision by a financial institution to finance the development costs to place the BFS Property into Commercial Production.  The Bankable Feasibility Study shall include a reasonable assessment of the mineral ore reserves and their amenability to metallurgical treatment, a description of the work, equipment and supplies required to bring the BFS Property into Commercial Production, including the initial rated capacity of the mining facilities and the estimated capital costs thereof, a description of the mining methods to be employed and a financial appraisal of the proposed operations supported by an explanation of the data used therein;

(iv)

 “BFS Property” means any of the Claims, or any portion thereof, which are the subject of a Bankable Feasibility Study;

(v)

 “Carried Interest” means the Ten percent (10%) undivided interest in the Claims retained by the Vendor under subsection 4(b), for which the Vendor will not have to contribute any monies towards the costs of maintaining, exploring or developing the Claims, which shall be the sole responsibility of the Purchaser, until the Purchaser has delivered a Bankable Feasibility Study to the Vendor;

(vi)

"Claims" means those certain mineral claims and permits more particularly set forth and described in Schedule "A" attached hereto, together with all renewals or extensions thereof and all surface, water and ancillary or appurtenant rights attached or accruing thereto, and any leases or other forms of substitute or successor mineral title or interest granted, obtained or issued in connection with or in place of any such licenses (including, without limitation, any licenses staked and recorded to cover internal gaps or factions in respect of such ground);

(vii)

"Closing Date" means the date agreed to by the parties for the closing in escrow of the transaction contemplated herein in accordance with section 20 hereof, being December 15, 2006 or such other date as may be agreed to by the parties but in any event shall not be later than December 31, 2006;

(viii)

 “Commercial Production” means the operation of the Claims or any portion thereof as a producing mine and the production of Products therefrom, for a minimum period of thirty (30) consecutive days at an average rate of not less than seventy percent (70%) of the initial rated capacity of the mining facilities, as set out in a Bankable Feasibility Study, and for greater certainty does not include milling for the purpose of testing, milling by a pilot plant, or milling during an initial tune-up period of the mining facilities;

(ix)

 “Consulting Agreements” means the consulting agreements described in subsection 11(a) below, substantially in the form of Schedule “D” hereto, with such modifications thereto as may be agreed to between the Purchaser and each of the consultants;

(x)

 “Escrow Agent” means DuMoulin Black LLP, the solicitors for the Purchaser;

(xi)

 “Escrow Instructions” shall mean the escrow instructions set forth in Schedule “E” hereto;

(xii)

"Exchange" means the TSX Venture Exchange;

(xiii)

 “Expiry Date” shall have the meaning set forth in section 21 below;

(xiv)

 “Exploration Data” means a copy of all Claims related data, including drill logs, maps and reports generated from said data, collected by Vendor and its contractors on the Claims, and subsequently filed as assessment credit on the Claims.  Vendor will provide digital copies where possible and may retain the original data.

(xv)

 “Final Approval Date” means the date that this Agreement receives the final acceptance in writing from the Exchange, subsequent to the Shareholder Ratification Date;

(xvi)

"Letter of Intent" means the letter of intent between the Vendor and the Purchaser dated October 26, 2006 relating to the purchase and sale of the Claims;

(xvii)

 “Products” means all ores, metals, and minerals mined or extracted from the Claims or any portion thereof and any concentrates produced therefrom;

(xviii)

 “Royalty” means the net smelter returns royalty described in subsections 4(a) and 4(b)(ii), and as more particularly described in Schedule “B” attached hereto;

(xix)

"Securities" means the Shares, the Warrants and the common shares of the Purchaser issuable upon exercise of the Warrants;

(xx)

“Shareholder Ratification Date” means the later of the date of ratification of this Agreement and the transaction contemplated herein by the shareholders of each of the Purchaser and the Vendor;

(xxi)

"Shares" means the fully paid and non-assessable common shares in the capital stock of the Purchaser as presently constituted, which the Purchaser will issue to the Vendor under subsection 3(b)(i), and subject only to such trading restrictions as are imposed by law and the rules of the Exchange and this Agreement, and as described in subsection 3(e);

(xxii)

“Warrants” means the transferable common share purchase warrants of the Purchaser, in the form attached hereto as Schedule “C”, each Warrant entitling the holder to purchase one additional common share in the capital stock of the Purchaser as presently constituted at an exercise price of $2.00 for a period of two years from the Closing Date, to be issued to the Vendor under subsection 3(b)(ii), and having the additional terms and conditions, as described in subsection 3(f).

2.

REPRESENTATIONS AND WARRANTIES

(a)

Each of the Purchaser and the Vendor represents and warrants to the other that:

(i)

it is a body corporate duly formed, organized and validly subsisting and in good standing under the laws of its incorporating or governing jurisdiction and is duly qualified to acquire, explore and develop the Claims;

(ii)

it has full corporate power and authority to carry on its business and to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement;

(iii)

the execution and delivery of this Agreement and completion by it of its obligations contained herein have been duly and validly authorized (subject to receipt of requisite shareholder ratifications) and this Agreement constitutes a valid and binding agreement on its part, enforceable against it in accordance with the terms of this Agreement;

(iv)

the execution and delivery of this Agreement and any agreements contemplated hereby will not violate or result in the breach of the laws of any jurisdiction applicable or pertaining thereto or of its constating or charter documents, nor will such result in a breach of, or accelerate the performance required by any contract or other commitment to which it is a party or by which it is bound; and

(v)

it is resident in Canada within the meaning of the Income Tax Act (Canada).

(b)

The Vendor represents and warrants to, and covenants with the Purchaser, and acknowledges that the Purchaser is relying on such representations, warranties and covenants in entering into this Agreement that:

(i)

the Vendor is the legal and beneficial owner of a 100% interest in the Claims and Exploration Data;

(ii)

the Vendor has good marketable title to the mineral claims comprising the Claims, which have been properly staked, as well as the mineral prospecting permits MPP 1233, 1234, 1235 and 1236 comprising the Claims (the “Permits”), all of which are recorded in the jurisdiction of their location under applicable mining tenure laws, and such properties are in good standing and not subject to any claims, liens, charges or encumbrances of any nature or kind whatsoever (including without limitation royalties) as at the date hereof, and will be in good standing and not subject to any liens, charges or encumbrances of any nature or kind whatsoever (including without limitation royalties) at the Closing Date, except those royalties required to be paid to the Province of Saskatchewan under the Minerals Disposition Regulations, 1986 (Sask.) in effect from time to time, and the Vendor’s retained Royalty and Carried Interest hereunder;

(iii)

the Claims were properly issued and registered with the Saskatchewan Industry and Resource – Mines Branch and the areas of the Claims have been calculated and the Claims are in good standing under the laws of Saskatchewan and the laws of Canada applicable therein, the Vendor is not in default of any obligations pursuant to the Claims, and there are no deficiencies pursuant to the issue, registration and maintenance of the Claims;

(iv)

the Exploration Data are free and clear of all claims, encumbrances and liens;

(v)

all required work commitments on the Claims required under applicable laws and regulations have been satisfied by the Vendor to the end of December 31, 2006, subject to acceptance by the Saskatchewan Government;

(vi)

there is no adverse claim or challenge against or to the Vendor's ownership of the Claims nor, to the best of the Vendor's knowledge, is there any basis therefor, and there are no outstanding agreements or options to acquire or purchase the Claims or any portion thereof and no person or company other than the Vendor has any proprietary or possessory interest in the Claims or any right whatsoever capable of becoming any of the foregoing;

(vii)

the Vendor has delivered to the Purchaser, updated technical reports in compliance with National Instrument 43-101 in respect of the material Claims, which are complete and accurate descriptions of such Claims based on the information known to date, and there are no other material facts concerning such Claims which have not been generally disclosed to the public; and upon receipt of Exchange approval of such updated technical reports, the reports will be executed and filed on SEDAR on or prior to the Closing Date;

(viii)

there are no outstanding orders or directions relating to environmental matters requiring any work, repairs, construction or expenditures with respect to the Claims and the conduct of operations related thereto, the Vendor has not received any notice of the same and the Vendor is not aware of any basis on which any such orders or directions could be made;

(ix)

the Vendor has not experienced, nor is it aware of any occurrence or event which has had or might reasonably be expected to have, a materially adverse effect on the Vendor's business or the results of its operations, including without limitation in respect of the Claims, since the date of its interim financial statements for the six-months ended June 30, 2006;

(x)

the Vendor has complied with all applicable laws, statutes, bylaws, decrees, rulings, orders, judgments and regulations relating to the work it has conducted in respect of the Claims, including environmental laws;

(xi)

the Vendor is a reporting issuer in good standing in the provinces of British Columbia, Alberta, Ontario, and Quebec.  The Vendor is also a reporting company filing as a “Foreign Issuer” with the United States Securities Exchange Commission pursuant to the United States Securities Act of 1934, as amended;

(xii)

the Vendor's common shares are listed on the Exchange and the Vendor is in substantial compliance with its listing agreement with the Exchange;

(xiii)

the Vendor acknowledges that all material knowledge and information in its possession concerning the Claims has been conveyed to the Purchaser; and

(xiv)

the Vendor has the right and full corporate power and authority to enter into this Agreement and to perform all of its obligations contemplated herein, including, without limitation, the sale and transfer to the Purchaser of 100% legal and beneficial interest in and to the Claims, subject to the Vendor’s retained Royalty and Carried Interest under subsections 4(a) and 4(b), the disclosure of information to the Purchaser and its representatives and advisors with respect to the Claims, and the commitment of the Claims to the terms of this Agreement.

(c)

The Purchaser represents and warrants to, and covenants with the Vendor, and acknowledges that the Vendor is relying on such representations, warranties and covenants in entering into this Agreement that:

(i)

the Purchaser is eligible to acquire and hold mineral disposition in the jurisdiction in which the Claims are situated;

(ii)

the Purchaser is a reporting issuer in good standing in the provinces of British Columbia, Alberta, Saskatchewan and Ontario;

(iii)

the Purchaser's common shares are listed on the Exchange and the Purchaser is in substantial compliance with its listing agreement with the Exchange;

(iv)

the Shares to be issued to the Vendor hereunder will be fully-paid and non-assessable shares in the capital of the Purchaser, free of all restrictions on trading other than those required by law or by the Exchange or as restricted pursuant to subsection 3(e) of this Agreement;

(v)

the Purchaser will have approximately $9.1 million in working capital on the Closing Date;

(vi)

the Purchaser has good marketable title to its mineral properties, which have been properly staked and recorded in the respective jurisdictions of their location under applicable mining tenure laws, and such properties are in good standing and not subject to any liens, charges or encumbrances of any nature or kind whatsoever as at the date hereof, other than a Two percent (2%) net smelter return royalty and a 10% carried interest to which certain of the Purchaser's Athabasca properties are subject, and a Two percent (2%) net smelter return royalty to which certain of the Purchaser’s Thelon Basin properties are subject, and will be in good standing and not subject to any liens, charges or encumbrances of any nature or kind whatsoever (other than such royalties and carried interest) at the Closing Date;

(vii)

the Purchaser has filed on SEDAR technical reports in compliance with National Instrument 43-101 for all of its material mineral properties, which are complete and accurate descriptions of such properties based on the information known to date, and there are no other material facts concerning such properties which have not been generally disclosed to the public;

(viii)

there are no material liabilities, contingent or otherwise, of the Purchaser which have not been disclosed in its financial statements or in writing to the Vendor, and the Purchaser has not guaranteed, or agreed to guarantee, any debt, liability or other obligation of any person, firm or corporation;

(ix)

no dividends or other distribution of any shares in the capital of the Purchaser have been made, declared or authorized, except as contemplated under this Agreement;

(x)

the Purchaser has not discharged or satisfied or paid any lien or encumbrance or obligation or liability, other than current liabilities in the ordinary course of business;

(xi)

the business of the Purchaser has been carried on in the ordinary course;

(xii)

since the date of its interim financial statements for the nine months ended May 31, 2006, no capital expenditures have been authorized or made by the Purchaser in excess of $100,000;

(xiii)

the incorporation documents of the Purchaser have not been altered since the incorporation of the Purchaser, except as set out in the Purchaser's minute book and the corporate records therein;

(xiv)

the Purchaser does not have any other contracts, agreements, pension plans, profit sharing plans, bonus plans, undertakings, or arrangements whether oral, written or implied with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, lawyers, or others which cannot be terminated on not more than three (3) month's notice;

(xv)

there is no other basis for and there are no other actions, suits, judgments, investigations or proceedings outstanding or pending or, to the knowledge of the Purchaser, threatened against or affecting the Purchaser at law or in equity or before or by a federal, provincial, state, municipal or other governmental department, commission, board, bureau or agency;

(xvi)

to the best knowledge of the Purchaser, the Purchaser is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which apply to it;

(xvii)

the Purchaser has not experienced, nor is it, to the best of its knowledge, aware of any occurrence or event which has had or might reasonably be expected to have, a materially adverse effect on the Purchaser's business or the results of its operations; and

(xviii)

to the best knowledge of the Purchaser, all tax returns and reports of the Purchaser required to be filed prior to the date hereof have been filed and are substantially true, correct and accurate, and all taxes and other governmental charges have been paid or accrued in the Purchaser's books.

(d)

The representations and warranties of the Vendor and the Purchaser hereinbefore set out:

(i)

are true as at the date hereof and will be true as at the Closing Date, are conditions on which the parties have relied in entering into this Agreement, and will survive the acquisition of the Claims by the Purchaser, and each party will indemnify and save the other harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation, warranty, covenant, agreement or condition made by such party and contained in this Agreement; and

(ii)

will continue for a period of three (3) years after the Closing Date, and neither party will be entitled to assert any claim or action for a breach of a representation or warranty hereinbefore set out, unless it is commenced within such time period.

3.

PURCHASE AND SALE

(a)

Upon and subject to the terms and conditions of this Agreement, the Vendor hereby agrees to sell, and the Purchaser agrees to purchase from the Vendor an undivided One Hundred Percent (100%) right, title and interest in and to the Claims, and a copy of the Vendor’s Exploration Data, free and clear of all liens, charges and encumbrances whatsoever, subject only to the Vendor’s retained Royalty and the Carried Interest, as described in section 4 below.

(b)

The purchase price (the "Purchase Price") for the Claims and copy of the Vendor’s Exploration Data will be paid by the Purchaser to the Vendor on the Closing Date, as follows:

(i)

the allotment and issuance to the Vendor of Seventeen Million Five Hundred Thousand (17,500,000) Shares; and

(ii)

the issuance to the Vendor of Three Million (3,000,000) Warrants.

(c)

The Purchaser and the Vendor will diligently pursue obtaining the final acceptance for filing of this Agreement by the Exchange and comply with all reasonable requests of the Exchange, or any other applicable regulatory authorities in connection therewith, but neither the Purchaser nor the Vendor will in any event be liable for failure to obtain such acceptance or approvals.  The parties will cooperate each with the other as reasonably necessary to secure such final acceptance for filing and any other required approvals.

(d)

The Vendor acknowledges that the Shares and the Warrants are to be allotted and issued to it hereunder pursuant to exemptions from the registration and prospectus requirements of applicable securities laws, and acknowledges, confirms to and covenants with the Purchaser that:

(i)

it will comply with all requirements of applicable securities laws in connection with the issuance to it of the Securities and the resale of any of the Securities;

(ii)

it is not entering into this Agreement as result of any material information about the affairs of the Purchaser that, to its knowledge, has not been publicly disclosed, and the Vendor's decision to enter into this Agreement and acquire the Shares and Warrants has not been made as a result of any verbal or written representation as to fact or otherwise made by or on behalf of the Purchaser or any other person, except as set forth in this Agreement (and the Letter of Intent), and is based entirely upon currently available public information concerning the Purchaser;

(iii)

no person has made any written or oral representation (A) that any person will resell or repurchase the Securities, (B) that any person will refund all or any of the purchase price of the Securities; or (C) as to the future value or price of the Securities; and

(iv)

the Securities have not been registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or the securities laws of any State of the United States and that the Purchaser does not intend to register any of the Securities under the U.S. Securities Act, or the securities laws of any State of the United States and has no obligation to do so.  The Vendor is not a "U.S. person" (as that term is defined in Regulation S under the U.S. Securities Act) and is not purchasing the Shares and Warrants for the account or benefit of any U.S. persons; provided, however, that the Vendor may sell or otherwise dispose of any of the Securities pursuant to registration thereof under the U.S. Securities Act and any applicable State securities laws or pursuant to any available exemption from such registration requirements.

(e)

On the Closing Date, the Purchaser will issue and deliver to the Escrow Agent five (5) certificates each consisting of one-fifth (1/5th) of the Shares, and two certificates each representing fifty percent (50%) of the Warrants, which certificates will be endorsed with legends indicating that the securities are subject to a four (4) month hold period, and may not be traded or otherwise disposed of, except as may be permitted by applicable Canadian securities laws, and the policies of the Exchange; and in addition the Vendor acknowledges and agrees that, unless otherwise permitted in writing by the Board of Directors of the Purchaser, the Vendor will be restricted from trading or otherwise transferring beneficial ownership of any of the Shares until the first anniversary of the Closing Date, at which time twenty percent (20%) or one-fifth (1/5th) of the original number of the Shares may be traded in any twelve (12) month period on a cumulative basis, and any trades in excess of this cumulative limit will be subject to prior approval of the Board of Directors of the Purchaser.  Notwithstanding the foregoing limitations on transfer of the Shares, the Vendor shall be entitled to transfer the Shares to a wholly-owned subsidiary or other affiliate (the “Affiliate”), provided that such Affiliate first agrees in writing with the Purchaser to be bound by these resale restrictions.  For greater certainty, the Vendor acknowledges and agrees that it shall not be entitled to vote any of the Shares at the annual general meeting of the Purchaser to be held for the purposes of, among other matters, ratifying this Agreement and the transaction contemplated herein.

(f)

The Warrants will have the following additional terms and conditions:

(i)

the Warrants will vest and become exercisable as to 50% on the Closing Date and 50% on the first anniversary of the Closing Date, provided that the Board of Directors of the Purchaser may at its sole discretion approve and permit by resolution in writing, the unvested Warrants to vest prior to the first anniversary of the Closing Date.  Notwithstanding the foregoing, the Vendor acknowledges and agrees that the Warrants may not be exercised, transferred (as to legal or beneficial ownership), pledged, hypothecated or otherwise encumbered prior to the Final Approval Date; and

(ii)

if over a period of twenty (20) consecutive trading days commencing four (4) months and one (1) day from the date of issuance of the Warrants, the closing price of the Purchaser's common shares on the Exchange or, if the Purchaser is not then listed on the Exchange then on such other stock exchange upon which the common shares are then listed, exceeds $4.00, then the Purchaser may give notice (the "Acceleration Notice") in writing to the holders of the Warrants within 30 days of such an occurrence that the Warrants will expire on the 20th business day following delivery of such notice (the "Accelerated Expiry Time").  Upon the delivery of an Acceleration Notice, all Warrants not then vested shall become immediately vested to enable the holders of outstanding Warrants to exercise the Warrants prior to the Accelerated Expiry Time.

(g)

The Purchaser and the Vendor agree that they will make a joint election under subsection 85(1) of the Income Tax Act (Canada).  It is the intention of the parties that the elected amount will equal the aggregate of the amounts included in Cumulative Canadian Development Expense (“CCDE”) to date by the Vendor in respect of the Claims.  Notwithstanding this intention, the elected amount and its allocation shall be made at the sole discretion of the Vendor, acting reasonably, such that the disposition of the Claims to the Purchaser does not result in any current income tax liability to the Vendor.

4.

VENDOR’S RETAINED INTERESTS IN CLAIMS

Notwithstanding the Vendor’s transfer of an undivided One Hundred percent (100%) interest and the recorded title in the Claims to the Purchaser on the Closing Date, the Vendor shall retain:

(a)

a One percent (1%) Royalty effective as of and from the Closing Date, payable from the proceeds of Commercial Production from the Claims, and calculated pursuant to the terms set out in Schedule “B” attached hereto.  It is intended by the parties that the Royalty will run with the land and consequently, the Vendor will be entitled to register the Royalty against title to the Claims; and

(b)

a Ten percent (10%) undivided Carried Interest, until such time as the Purchaser completes or causes to be completed a Bankable Feasibility Study in respect of the BFS Property and the Purchaser has delivered a copy of such Bankable Feasibility Study to the Vendor and provided at least thirty (30) days’ written notice to the Vendor hereunder, at which time the Vendor will by written notice to the Purchaser elect either:

(i)

to participate in the further development of the BFS Property by paying its 10% share of future costs for the BFS Property in accordance with the terms of a joint venture agreement to be negotiated by the parties acting reasonably; or

(ii)

to convert its Carried Interest in the BFS Property into an additional One percent (1%) Royalty payable from the proceeds of Commercial Production from the BFS Property (for an aggregate Royalty of Two percent (2%) in the BFS Property).  For greater certainty, it is intended by the parties that the additional Royalty will also run with the applicable BFS Property and that the Vendor will be entitled to register the additional Royalty against title to the BFS Property;

provided that if the Vendor fails to give such notice of election to the Purchaser, then the Vendor shall be deemed to have elected to convert its Carried Interest into an additional One percent (1%) Royalty in accordance with subsection 4(b)(ii) above.

5.

RESTRICTIVE COVENANTS OF PURCHASER AND THE VENDOR

(a)

Prior to the Closing Date, the Purchaser will not without the prior written consent of the Vendor, acting reasonably:

(i)

issue any securities, including debt instruments, other than for the exercise of existing warrants or stock options, except in the ordinary course of business;

(ii)

declare or pay any dividends or distribute any of its properties or assets to its shareholders;

(iii)

enter into any material contract, other than in the ordinary course of business;

(iv)

alter or amend its articles or constating documents;

(v)

sell, transfer or dispose of or create any mortgage, pledge, waiver or other encumbrance or a security interest on or in respect of the whole or any material part of its assets, other than in the ordinary course of business;

(vi)

make any capital expenditures and will not engage in any activity that causes depletion to its assets or its business, other than in the ordinary course of business or as contemplated herein;

(vii)

enter into any transaction, or incur any obligation, not in the ordinary course of business, or enter into any transaction with a party with whom the Purchaser does not deal with at arm's length; or

(viii)

permit the alteration of the current constitution of the Purchaser's Board of Directors as of the date hereof, except in accordance with section 12 below.

(b)

Prior to the Closing Date, the Vendor will not without the prior written consent of the Purchaser, allow any of the Claims or Exploration Data to become subject to any claims, liens, charges or encumbrances of any nature or kind whatsoever (including without limitation royalties) or enter into any agreement (whether written or verbal) that may result in the creation of any such encumbrances or otherwise restrict in any manner whatsoever the sale of the Claims and Exploration Data to the Purchaser as contemplated by this Agreement.

6.

CONDITIONS PRECEDENT

(a)

The obligation of the Vendor to consummate the transaction contemplated herein on the Closing Date shall be subject to the prior completion of the following conditions:

(i)

the latest available financial statements of the Purchaser are true and correct and have been prepared in accordance with generally accepted accounting principles; and

(ii)

the Shares will be issued as fully paid and non-assessable common shares, not subject to any escrow or other resale restrictions, other than the four (4) month hold period imposed by applicable securities laws and the polices of the Exchange, the restrictions described in subsection 3(e) above, and the Escrow Instructions.

(b)

The obligation of the Purchaser to consummate the transaction contemplated herein on the Closing Date shall be subject to the prior completion of the following conditions:

(i)

the Purchaser’s receipt of favorable title opinion in respect of the Claims on the Closing Date; and

(ii)

the Purchaser shall have entered into the Consulting Agreements contemplated under section 11 below.

(c)

The respective obligations of the parties to consummate the proposed transaction contemplated herein shall be subject to the prior completion of the following conditions:

(i)

there will be no material adverse change in the business, affairs, financial condition or operations of either party between the date hereof and the Closing Date; and

(ii)

the representations and warranties of each party shall be true and correct at the Closing Date as if made at that time, and a senior officer of each party will so attest and certify on the Closing Date; and

(iii)

all of the covenants and obligations of each party to be performed or observed on or before the Closing Date pursuant to this Agreement having been duly performed or observed (unless otherwise agreed or consented to in writing by the other party).

(d)

Except as otherwise provided in this Agreement or unless otherwise agreed or consented to in writing by the relevant party, each of the parties shall from the date of this Agreement up to the Closing Date use all reasonable efforts to ensure that the representations and warranties of the party in this Agreement are true and correct at the Closing Date and that the conditions of the other party are fulfilled on or before the Closing Date, and will inform the other party promptly of any state of facts which will result in any representation or warranty of the party being untrue or incorrect or in any condition of the other party being unfulfilled at the Closing Date.

7.

SHAREHOLDER RATIFICATIONS AND ESCROW

(a)

As soon as practicable after the execution and delivery of this Agreement, the parties will each convene a general meeting of their shareholders for the purposes of approving this Agreement and the transaction contemplated herein, and the parties will use commercially reasonable efforts to assist each other in preparing the required proxy materials for such meetings; provided that such shareholder ratifications will not delay, hinder or prevent the Closing Date from occurring in escrow in any manner.

(b)

The parties intend to close the transaction contemplated herein in escrow in accordance with the terms and conditions of the Escrow Instructions, and such closing will be made subject to being later set aside or nullified in the event that the required ratifications of both the shareholders of the Purchaser and the Vendor, and the final acceptance of this Agreement by the Exchange (all of which are regarded only as legal and administrative formalities) are not obtained by the Expiry Date.

8.

CONVERSION OF PERMITS

The parties agree to work together on a reasonable basis to determine the procedure and documentation required to convert the Permits (MPP 1233, 1234, 1235 and 1236) into claims under the Act prior to January 30, 2007, other than any of the Permits which the Purchaser (after consultation with the Vendor) wishes to allow to lapse.  For greater certainty, any Permits which the Purchaser may wish to allow to lapse will be subject to the Vendor’s right of first refusal under section 10 below.  The Vendor has posted $45,000 to secure the performance of certain work under the Permits.  If and when the Permits are converted into mineral claims under the Mineral Disposition Regulations 1986, the Vendor will be entitled to receive back the security posted for the performance bonds of the converted Permits, regardless of the transfer of the Claims to the Purchaser hereunder.

9.

PARTICIPATION IN FUTURE FINANCINGS

For so long as the Vendor is a shareholder of the Purchaser holding a minimum of ten percent (10%) of the issued capital of the Purchaser, following the completion of the transaction contemplated herein on the Closing Date, the Vendor will have the right to participate in all equity financings of the Purchaser to the extent necessary to enable the Vendor to maintain its equity interest in the Purchaser, calculated on a non-diluted basis without inclusion of the Warrants or any other securities held by the Vendor that are convertible into common shares of the Purchaser, which right will be exercisable by the Vendor within five (5) business days following receipt of notice by the Purchaser of any proposed equity financing.

10.

RIGHT OF FIRST REFUSAL ON CLAIMS

In the event after the Closing Date, the Purchaser no longer wishes to maintain any one or more of the Claims, it will prior to one hundred and twenty (120) days before the expiration date applicable to such Claims, provide notice thereof to the Vendor.  If within fifteen (15) days of such notice, the Vendor provides notice to the Purchaser that the Vendor wishes to take back such Claims, the parties will arrange to effect the transfer of such Claims, in good standing, to the Vendor, or its agent, at least 90 days prior to such expiration date, the Vendor bearing the cost of any such transfer.

11.

CONSULTING AGREEMENTS

(a)

On the Closing Date, the Purchaser will enter into one (1) year consulting agreements with Keith Metcalfe and John Dixon, two geologists currently under contract with the Vendor.  The consulting agreement with Keith Metcalfe will be recorded in the name of K & K Consulting Ltd.  The consulting agreements will provide for the full-time contracting of such geologists at the Purchaser's Saskatchewan offices for a term of at least one year.  In addition, on the Closing Date, the Purchaser will also enter into a consulting agreement with J. Alan McNutt Consulting Inc., which will provide for the services of Mr. J. Allan McNutt, based from the Vendor's offices in Vancouver, to assist with the Purchaser’s projects on a halftime basis.  The consulting agreements will be substantially in the form attached as Schedule “D” hereto, with such modifications thereto as may be agreed to between the Purchaser and each of the consultants.  For greater certainty, the entering into of the consulting agreements referred to in this section 11 shall be a condition precedent to the obligation of the Purchaser to consummate the transaction contemplated herein.

(b)

In the event that for any reason the required ratifications of both the shareholders of the Purchaser and the Vendor, and the final acceptance of this Agreement by the Exchange, are not obtained by the Expiry Date, then the Vendor will indemnify and hold the Purchaser harmless from all expenses and costs paid by the Purchaser under the Consulting Agreements.   This indemnity will survive the termination of this Agreement.

12.

NOMINEE DIRECTORS

On or before the Closing Date, the Purchaser will arrange for the resignation of two of its six Board members, and the resulting vacancies will be offered to Robert Hodgkinson and Dr. Lloyd Clark, as the nominees of the Vendor, all as contemplated by subsection 20(a)(v) below.  The Purchaser will seek shareholder approval to fix the number of directors at six at the Purchaser's next annual general meeting.

13.

STOCK OPTIONS

Following the Closing Date, the Purchaser will grant stock options to its directors, advisors, contracted employees and consultants with standard vesting provisions consistent with the Purchaser's outstanding stock options and in accordance with the Purchaser's stock option plan and the policies of the Exchange.  For greater certainty, all such options will be granted to the persons and on the terms as determined by the Board of Directors of the Purchaser.

14.

PUBLIC STATEMENTS

Except as otherwise required by law, or the policies of the Exchange, the parties shall make no public pronouncements concerning the terms of this Agreement without the express written consent of the other party, such consent not to be unreasonably withheld.  In the event that either party wishes to make a news release or public statement with respect to the terms of this Agreement, it shall first provide the other party with a draft copy of such release or statement for review and comment.  If the other party fails to comment on the release within two (2) business days of receipt, it shall be deemed to have waived its rights under this section 14.

15.

FINANCIAL REPORTING

For so long as Dejour holds greater than 10% of the total issued shares of Titan, Titan will deliver to Dejour copies of its quarterly interim and annual audited financial statements as soon as practicable for the purpose of enabling Dejour to meet its continuous reporting filing obligations to securities regulatory authorities, within the times prescribed by the applicable securities regulations governing Dejour; and in the event that Titan prepares interim financial statements on a monthly basis, it will also provide copies of such monthly financial statements to Dejour as soon as practicable.

16.

FORCE MAJEURE

The obligations of the parties hereto and the time frames established in this Agreement shall be suspended to the extent and for the period that performance is prevented by any cause beyond either party's reasonable control, whether foreseeable or unforeseeable, including, without limitation, labour disputes, acts of God, laws, regulations, orders, proclamations or requests of any governmental authority, inability to obtain on reasonable terms required permits, licenses, or other authorizations, or any other matter similar to the above.

17.

DISPUTE RESOLUTION

(a)

Any dispute between the parties concerning any matter or thing arising from this Agreement shall be referred to a mutually agreeable professional (the "Arbitrator").  In the event that the parties cannot mutually agree on the appointment of an Arbitrator within fifteen (15) days of written notice of a disagreement or dispute under this Agreement, the Arbitrator will be appointed by the B.C. Arbitration and Mediation Institute, as the appointing authority.

(b)

Any disagreement or dispute shall be resolved by arbitration pursuant to the Commercial Arbitration Act R.S.B.C. 1996, c.55 and will be conducted in Vancouver, B.C., or as otherwise may be agreed as convenient for the parties.  The cost of such arbitration shall initially be born equally by the Purchaser and the Vendor.  Any arbitration shall determine, with finality, any disagreement or dispute and the Arbitrator's decision shall be binding and final on the parties from which there shall be no appeal. An Arbitrator shall also decide matters including the cost of the arbitration, and the Arbitrator is hereby authorized and instructed to award up to one hundred percent (100%) costs on a solicitor & client or special costs basis, as warranted, to the successful party in connection with any arbitration.  In the event a party fails or is otherwise unable to pay its share of any costs under this provision, the other party is hereby authorized but not obligated to make that payment and deduct the same from any money claimed owed by the respondent.

18.

ASSIGNMENT

Neither party may assign this Agreement and its rights thereunder without the prior written approval of the other party.

19.

BREAK FEE

(a)

If a party (the "Non-Completing Party") voluntarily terminates this Agreement, or does not otherwise act in good faith to complete the transaction contemplated hereby by the Closing Date, then the Non-Completing Party will immediately pay to the other party who is ready and willing to tender (the "Completing Party") a break fee in the amount of $500,000 (the "Break Fee") to partially compensate the Completing Party for its costs and losses in connection with the Non-Completing Party's failure to complete the transaction, as a bona fide pre-estimate of a portion of the Completing Party's liquidated damages and not as a penalty; provided that the Completing Party will not be entitled to the Break Fee if the Non-Completing Party's termination or failure to act in good faith to close by the Closing Date is caused by a material breach of this Agreement by the Completing Party.

(b)

If the transaction contemplated herein does not complete by the Expiry Date by reason of a party's material breach of this Agreement (the "Defaulting Party"), then the Defaulting Party will pay to the non-defaulting party (the "Non-Defaulting Party") the Break Fee, to partially compensate the Non-Defaulting Party for its costs and losses in connection with the failure of the Defaulting Party to complete the transaction, as a bona fide pre-estimate of a portion of the Non-Defaulting Party's liquidated damages and not as a penalty.

(c)

Nothing in this section 19 will limit a party's rights at law or in equity to claim from the other party any damages in addition to the Break Fee or to otherwise exercise its rights in a court of law.

20.

CLOSING

(a)

Upon the Closing Date of this Agreement, the following events shall occur:

(i)

the Purchaser, Vendor and Escrow Agent shall execute and deliver the Escrow Instructions;

(ii)

the Vendor shall deliver to the Escrow Agent the required prescribed transfer form or transfer forms to transfer the Claims and the Exploration Data to the Purchaser, including all transfer documents required by Saskatchewan Industry and Resources to transfer the Claims pursuant to the Act, and all non-public data and other information in the possession or control of the Vendor with respect to the Claims (including the Exploration Data), which has not been previously delivered to the Purchaser;

(iii)

the Purchaser shall deliver to the Escrow Agent certificates representing the Shares in the denominations set forth in subsection 3(e) above, and registered as the Purchaser may have been previously directed in writing by the Vendor;

(iv)

the Purchaser shall deliver to the Escrow Agent certificates representing the Warrants in the denominations set forth in subsection 3(e) above, and registered as the Purchaser may have been previously directed in writing by the Vendor;

(v)

the Vendor shall deliver to the Escrow Agent a consent to act as a director of the Purchaser for each of the Vendor’s nominees for director, and the Purchaser shall cause to be delivered to the Escrow Agent: (A) the undated resignations in writing of two (2) of the present directors of the Purchaser, to be dated on the Shareholder Ratification Date; and (B) undated consent resolutions of the directors of the Purchaser appointing the Vendor’s nominees for director, in accordance with section 12 hereof, to fill the casual vacancies created by the resignations in paragraph (A) immediately above, to be dated on the Shareholder Ratification Date;

(vi)

the Purchaser shall deliver to the Vendor, and the Vendor shall deliver to the Purchaser, evidence that this Agreement and the transaction contemplated herein have been conditionally accepted for filing by the Exchange;

(vii)

the Purchaser shall execute and deliver the Consulting Agreements contemplated under section 11 above;

(viii)

the Purchaser shall deliver to the Vendor a certificate of a senior officer of the Purchaser attesting that (A) the representations and warranties of the Purchaser are true and correct at the Closing Date as if made at that time, (B) all agreements, promises and conditions required by this Agreement to be complied with or performed by the Purchaser on or before the Closing Date have been complied with or performed, and (C) all conditions precedent to the obligations of the Purchaser contained in this Agreement have been satisfied or waived, subject to the Escrow Instructions; and

(ix)

the Vendor shall deliver to the Purchaser a certificate of a senior officer of the Vendor attesting that (A) the representations and warranties of the Vendor are true and correct at the Closing Date as if made at that time, (B) all agreements, promises and conditions required by this Agreement to be complied with or performed by the Vendor on or before the Closing Date have been complied with or performed, and (C) all conditions precedent to the obligations of the Vendor contained in this Agreement have been satisfied or waived, subject to the Escrow Instructions.

(b)

Subsequent to the Closing Date, the following events shall occur:

(i)

the Purchaser and the Vendor will jointly issue a news release to the effect that the transaction contemplated herein has closed in escrow subject to the ratifications of the shareholders of each party and the final acceptance of the Exchange;

(ii)

the Purchaser will file with the applicable securities regulators, a Form 45-106F1 Notice of Exempt Distribution for the Shares and the Warrants issued to the Vendor, within ten (10) days of the Closing Date, being the distribution date of such securities;

 (iii)

the Vendor will file with applicable Canadian securities regulators an "early warning report" under section 111 of the Securities Act (British Columbia) and National Instrument 62-103 in connection with its acquisition of the Shares and Warrants, and will otherwise duly comply with all applicable securities law reporting requirements relating to insiders and control persons in respect of its equity holdings in the Purchaser; and

(iv)

prior to the Final Approval Date, if the Purchaser wishes to incur exploration or development expenses on the Claims in excess of $200,000 (not including any payments to be made under the Consulting Agreements), then the Purchaser must first deliver to the Vendor a written notice outlining the proposed program and budget, and the Vendor will reply to the Purchaser within the next three (3) business days, either approving or disapproving such expenditures, such approval not to be unreasonably withheld.

21.

EXPIRY DATE

(a)

The parties will use their reasonable commercial efforts to cause the Final Approval Date to occur by February 15, 2007 (the "Final Ratification Date").  If the transaction contemplated herein has not been completed by the Final Ratification Date, then this Agreement will be cancelable upon either party's seven (7) days' written notice to the other, after the expiry of which (the "Expiry Date"), if the Final Approval Date still has not occurred, then this Agreement will become of no further force or effect, except for the provisions of section 19 and subsection 11(b) above, subsection 21(c) below, and the terms of the Escrow Instructions.

(b)

The failure of a party to obtain its shareholders’ ratification of or the final acceptance of the Exchange to this Agreement by the Expiry Date shall not be considered a material breach of the Agreement under subsection 19(b), provided that the party used commercially reasonable efforts to obtain such shareholders’ ratification and final acceptance.

(c)

In the event that the Agreement is cancelled after the Closing Date has occurred, then the Vendor will also reimburse the Purchaser for all of its arm’s length exploration and development work incurred on the Claims subsequent to the Closing Date and up to the Expiry Date, within ninety (90) days of the Purchaser’s delivery to the Vendor of all receipts and invoices for such work.  For greater certainty, the Purchaser will not be entitled to charge to the Vendor an office overhead fee or management fee in connection with the work, but only the Purchaser’s actual out-of-pocket expenses and costs during the relevant period.

22.

RELEASE OF ESCROW

Subsequent to the Closing Date and as soon as practicable after the Final Approval Date, the following events shall occur:

(a)

the Purchaser shall deliver to the Vendor and the Escrow Agent, and the Vendor shall deliver to the Purchaser and the Escrow Agent, evidence that this Agreement and the transaction contemplated herein have been approved by their shareholders with the majority required by the policies of the Exchange and applicable corporate law, as well as the final acceptance of this Agreement by the Exchange.

(b)

The Escrow Agent will fulfill its obligations under the Escrow Instructions and release the appropriate escrowed documents described therein to the Purchaser and the Vendor.

(c)

Upon receipt from the Escrow Agent, the Purchaser will forthwith file or cause to be filed the prescribed transfer documents for the Claims with Saskatchewan Industry and Resources to register the transfer of the recorded ownership in the Claims from the Vendor to the Purchaser, and the Vendor will provide all assistance necessary to complete such registration.

(d)

The Purchaser will file Notice of Change of its directors in accordance with subsection 20(a)(v) above.

23.

ACQUISITION OF ADDITIONAL URANIUM PROPERTIES

Following the date of this Agreement up to the date that is one (1) year from the date of this Agreement, should the Vendor stake, record or acquire any interest or right or option to acquire any interest in or to any uranium properties in the Athabasca Basin in Alberta and Saskatchewan or the Thelon Basin in Nunavut and the Northwest Territories, then the Vendor will provide the Purchaser with written notice of such acquisition.  In such event, the Vendor may retain such interest for its own account, provided however that if within one (1) year from the date of this Agreement the Vendor either receives an offer to purchase its interest from an arm’s length third party that the Vendor wishes to accept (the “Offer”), or the Vendor intends to sell such interest to any third party, then the Purchaser shall have a right of first refusal to acquire such interest from the Vendor.  Upon the Vendor’s receipt of the Offer or prior to making any other offer to any third party, the Vendor will first notify the Purchaser in writing (the “Notice”), and the Notice will set out the terms of the Offer in cash or its cash equivalent, or the terms of any offer that the Vendor intends to make to a third party in cash or its cash equivalent, and the Purchaser will have ten (10) days from the date of delivery of the Notice to elect in writing by notice to the Vendor that it elects to acquire the interest from the Vendor on the terms set out in the Notice.  If the Purchaser elects to acquire the interest within the specified time, then a binding agreement of purchase and sale will be considered formed between the parties, and the Purchaser will have another twenty (20) days in which to close the transaction.  The Purchaser’s failure to elect within the required ten (10) day period specified above shall be deemed an election not to exercise its right of first refusal.  If the Purchaser does not elect to acquire the interest, or so elects but then fails to complete the transaction within the required twenty (20) days specified above, then the Vendor shall be at liberty to sell the interest to the offeror of the Offer, or to any other third party, upon terms no less favourable to the Vendor as set out in the Notice to the Purchaser, within the next 120 days.  If the Vendor’s sale of the interest does not occur within the required 120 days specified above, then the Vendor shall again comply with the terms set out in this section 23 respecting the Purchaser’s right of first refusal to acquire the interest.

24.

NOTICE

(a)

Any notice, direction or other instrument required or permitted to be given under this Agreement will be in writing and may be given by the delivery of the same or by mailing the same by prepaid registered or certified mail or by sending the same by telecopier or other similar form of communication, in each case addressed to the addresses of the parties as set out on the first page of this Agreement, and if sent by telecopier, as follows:

(i)

if to the Purchaser at:

Fax No.: (604) 988-5327

Attention: President

(ii)

if to the Vendor at:

Fax No.: (604) 638-5051

Attention: President

(b)

Any notice, direction or other instrument aforesaid will, if delivered, be deemed to have been given and received on the day it was delivered; if telecopied, be deemed to have been given and received on the next business day following transmission; and if mailed, be deemed to have been given and received on the fifth day following the day of mailing, except in the event of disruption of the postal services, in which event notice will be deemed to be given and received only when actually received.

(c)

Any party may at any time give to the other, notice in writing of any change of address or telecopier number of the party giving such notice, and from and after the giving of such notice, the address or telecopier number therein specified will be deemed to be the address or telecopier number of such party for the purposes of giving notice hereunder.

25.

GENERAL

(a)

 This Agreement constitutes the entire agreement between the parties and replaces and supersedes all prior agreements (including without limitation the Letter of Intent), memoranda, correspondence, communications, negotiations and representations, whether verbal or written, express or implied, statutory or otherwise between the parties with respect to the subject matter herein.

(b)

The parties hereto agree that they and each of them will execute all documents and do all acts and things within their respective powers to carry out and implement the provisions or intent of this Agreement.

(c)

This Agreement may be signed in counterparts, each of which may be delivered in facsimile or other electronic means.  Each executed counterpart shall be deemed to be an original and all such counterparts when read together will constitute one and the same instrument.

(d)

The headings to the respective sections herein will not be deemed part of this Agreement but will be regarded as having been used for convenience only.

(e)

In this Agreement, all references to sections, subsections and Schedules are to sections, subsections and Schedules of this Agreement.

(f)

All references to monies hereunder will be in Canadian funds.  All payments to be made to any party hereunder will be made by cash, certified cheque or bank draft mailed or delivered to such party at its address for notice purposes as provided herein, or for the account of such party at such bank or banks in Canada as such party may designate from time to time by written notice.  Said bank or banks will be deemed the agent of the designating party for the purpose of receiving, collecting and receipting such payment.

(g)

This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

(h)

This Agreement will be governed and interpreted in accordance with the laws of British Columbia and the laws of Canada applicable therein.  All actions arising from this Agreement will be commenced and prosecuted in the courts of British Columbia, and the parties hereby attorn to the jurisdiction thereof.

(i)

In the event of any conflict between the provisions of any document delivered on the Closing and this Agreement, the provisions of this Agreement shall prevail.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

TITAN URANIUM INC. By: ___s/”Darren Devine”________ Name: Darren Devine Title: Director

DEJOUR ENTERPRISES LTD. By: ______s/”Doug Cannaday”_____ Name: Doug Cannaday Title: President, COO and Director

THIS IS SCHEDULE "A" TO THE AGREEMENT DATED AS OF DECEMBER 13th, 2006,

BETWEEN TITAN URANIUM INC. AND

DEJOUR ENTERPRISES LTD.

DESCRIPTION OF CLAIMS

Project Name	Total Hectares	Total Acres	Claim-Permit Number	Hectares	Acres

Maybelle River	16,473	40,706	S-108086	5,955	14,715
			S-108087	5,721	14,137
			S-108088	4,797	11,854
				16,473	40,706

Gartner Lake	24,157	59,693	S-108089	5,658	13,981
			S-108090	5,831	14,409
			S-108091	1,148	2,837
			S-108092	5,739	14,181
			S-108093	5,781	14,285
				24,157	59,693

R-Seven	54,531	134,749	S-107935	5,260	12,998
			S-107936	5,390	13,319
			S-107937	4,950	12,232
			S-107938	3,332	8,234
			S-107939	3,374	8,337
			S-107940	2,941	7,267
			S-107941	5,524	13,650
			S-108081	4,287	10,593
			S-108082	4,016	9,924
			S-108083	5,432	13,423
			S-108084	5,490	13,566
			S-108422	4,535	11,206
				54,531	134,749

Meanwell Lake	14,989	37,038	S-107942	5,713	14,117
			S-108085	5,703	14,092
			S-108300	3,573	8,829
				14,989	37,038

Sand Hill Lake	74,312	183,628	S-107819	3,990	9,859
			S-107820	5,822	14,386
			S-107821	4,839	11,957
			S-107879	4,981	12,308
			S-107880	4,813	11,893
			S-107881	4,817	11,903
			S-108295	3,458	8,545
			S-108296	4,110	10,156
			S-108297	4,869	12,032
			S-108298	1,584	3,914
			S-108299	3,601	8,898
			S-108499	4,574	11,303
			S-108500	5,330	13,171
			S-108501	3,069	7,584
			S-108502	4,478	11,065
			S-108503	4,119	10,178
			S-108504	5,189	12,822
			S-108505	669	1,653
				74,312	183,628

Virgin Trend (North)	132,613	327,693	MPP1235	31,738	78,426
			MPP1234	26,517	65,525
			MPP1233	48,827	120,654
			S-108076	4,940	12,207
			S-108077	4,498	11,115
			S-108078	5,235	12,936
			S-108079	5,453	13,475
			S-108080	5,405	13,356
				132,613	327,693

Virgin Trend (South)	31,594	78,070	MPP1236	31,594	78,070
				31,594	78,070

Fleming	34,325	84,819	S-107626	2,573	6,358
			S-108118	5,108	12,622
			S-108119	5,645	13,949
			S-108120	5,811	14,359
			S-108121	3,071	7,589
			S-108122	5,146	12,716
			S-108388	780	1,927
			S-108389	1,935	4,781
			S-108390	2,066	5,105
			S-108391	2,190	5,412
				34,325	84,819

Bozo	154	381	S-108062	154	381
				154	381

Sheila	759	1,876	S-108061	759	1,876
				759	1,876

Umpherville Lake	1,095	2,706	S-108058	655	1,619
			S-108059	440	1,087
				1,095	2,706

Umpherville West	321	793	S-108060	321	793
				321	793

Hoppy South	1,271	3,141	S-108056	705	1,742
			S-108057	566	1,399
				1,271	3,141

Hoppy North	1,924	4,754	S-108044	342	845
			S-108045	920	2,273
			S-108046	662	1,636
				1,924	4,754

Thorburn Lake	2,802	6,924	S-108047	106	262
			S-108048	2,696	6,662
				2,802	6,924
	391,320	966,969

All of which are located in the Athabasca Basin region of Saskatchewan.

THIS IS SCHEDULE "B" TO THE AGREEMENT DATED AS OF DECEMBER 13th, 2006,

BETWEEN TITAN URANIUM INC. AND

DEJOUR ENTERPRISES LTD.

NET SMELTER RETURNS ROYALTY

Definitions

1.

Terms defined in the Agreement to which this Schedule is attached and used in this Schedule shall have the meanings ascribed to them in such Agreement.

Net Smelter Return Royalty

2.

The Royalty payable to the Vendor pursuant to subsection 4(a) of the Agreement will be equal to One percent (1.0%) of Net Smelter Returns, which may be further increased to Two percent (2%) of Net Smelter Returns, by operation of subsection 4(b)(ii) of the Agreement.

3.

The expression "Net Smelter Returns" means the actual proceeds received by the Purchaser for its own account from the sale of uranium oxide or uranium (also commonly known as “yellowcake”), ore, or ore concentrates or other products from each of the Claims to a smelter or other yellowcake or ore buyer, after deduction of smelter and/or leaching or other refining charges, yellowcake or ore treatment charges, transportation costs, and penalties, less all umpire charges which the Purchaser may be required to pay.  the Vendor shall have the right to receive Net Smelter Returns in kind for any fiscal year of the Purchaser, upon giving written notice not less than sixty (60) days prior to the commencement of any fiscal year of the Purchaser.  Upon the Vendor giving such notice, the Vendor and the Purchaser shall enter into good faith negotiations with each other to settle the manner in which the payment shall be calculated and paid, it being the intent that the payment received in kind shall be commercially equivalent to the payment that the Vendor would have received if it had been made in the form of money.

4.

Payment of Net Smelter Returns by the Purchaser to the Vendor shall be made semi-annually within 60 days after the end of each fiscal year of the Purchaser and shall be accompanied by unaudited financial statements pertaining to the operations carried out by the Purchaser on the Claims.  Within 90 days after the end of each fiscal year of the Purchaser in which Net Smelter Returns are payable to the Vendor, the records relating to the calculation of Net Smelter Returns for such year shall be audited and any resulting adjustments in the payment of Net Smelter Returns payable to the Vendor shall be made forthwith.  A copy of the said audit shall be delivered to the Vendor within 30 days of the end of such 90-day period.

5.

Each annual audit shall be final and not subject to adjustment unless the Vendor delivers to the Purchaser written exceptions in reasonable detail within six months after the Vendor receives the report.  The Vendor, or its representative duly authorized in writing, at its expense, shall have the right to audit the books and records of the Purchaser related to Net Smelter Returns to determine the accuracy of the report, but shall not have access to any other books and records of recognized standing.  The Purchaser shall have the right to condition access to its books and records on execution of a written agreement by such auditor that all information will be held in confidence and used solely for purposes of audit and resolution of any disputes related to the report.  A copy of the Vendor's report shall be delivered to the Purchaser upon completion, and if there is any discrepancy between the amount actually paid by the Purchaser and the amount which should have been paid by the Purchaser, then the Purchaser shall pay the entire cost of the audit.

6.

Any dispute arising out of or related to any report, payment, calculation or audit shall be resolved solely by arbitration in accordance with section 17 of the Agreement.  No error in accounting or in interpretation of the Agreement shall be the basis for a claim of breach of fiduciary duty, or the like, or give rise to a claim for exemplary or punitive damages or for termination or rescission of the Agreement or the estate and rights acquired and held by the Purchaser under the terms of the Agreement.

7.

If the Purchaser smelts or refines yellowcake, ore or ore concentrates or other products from any of the Claims in or through facilities owned or controlled by the Purchaser, then the costs and charges for such operations shall be deemed to mean the amount that the Purchaser would have incurred if such operations were carried in or through facilities not owned or controlled by the Purchaser then offering comparable services for comparable products.

THIS IS SCHEDULE "C" TO THE AGREEMENT DATED AS OF DECEMBER 13th, 2006,

BETWEEN TITAN URANIUM INC. AND

DEJOUR ENTERPRISES LTD.

WARRANT CERTIFICATE

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY AND ANY SECURITY ISSUED ON EXERCISE HEREOF MUST NOT TRADE THE SECURITY BEFORE ______________________, 2007 [Insert date 4 months and one day from Closing Date].

WITHOUT PRIOR APPROVAL OF THE TSX VENTURE EXCHANGE (THE “EXCHANGE”) AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND ANY SECURITIES ISSUED ON EXERCISE HEREOF MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL ______________________, 2007 [Insert date 4 months and one day from Closing Date].

THIS WARRANT CERTIFICATE IS VOID IF NOT EXERCISED ON OR BEFORE 4:30 P.M. (VANCOUVER TIME) ON _________________, 2008 [Insert date 2 years from Closing Date], SUBJECT TO THE COMPANY'S RIGHT TO CAUSE THE WARRANTS TO EXPIRE EARLIER AS SET FORTH HEREIN.

THESE WARRANTS ARE TRANSFERABLE ONLY IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS, THE TERMS OF THIS WARRANT CERTIFICATE UNDER WHICH THEY WERE ISSUED AND UPON THE DUE COMPLETION, EXECUTION AND DELIVERY OF THE TRANSFER FORM ATTACHED HERETO.

WARRANT CERTIFICATE

TITAN URANIUM INC.

(Continued under the laws of the Province of British Columbia)

WARRANT CERTIFICATE NO. 2006-DJE-01	3,000,000 WARRANTS entitling the holder to acquire, subject to adjustment, one Common Share for each Warrant represented hereby.

THIS IS TO CERTIFY THAT DEJOUR ENTERPRISES LTD. (hereinafter referred to as the "holder" or the "Warrantholder") of Suite 1100, 808 West Hastings Street, Vancouver, B.C., V6C 2X4, is entitled to acquire for each Warrant represented hereby, in the manner and subject to the restrictions and adjustments set forth herein, at any time and from time to time until 4:30 p.m. (Vancouver time) (the "Expiry Time") on _________, 2008, one fully paid and non-assessable common share ("Common Share") in the capital of Titan Uranium Inc.  (the "Company").

The Warrants will vest and become exercisable as to 50% on the date hereof, and 50% on the first anniversary of the date hereof, provided that the Board of Directors of the Company may at its sole discretion approve and permit by resolution in writing, the unvested Warrants to vest prior to the first anniversary of the date hereof.

If over a period of twenty (20) consecutive trading days commencing four (4) months and one (1) day from the date of issuance of the Warrants, the closing price of the Company's common shares on the Exchange or, if the Company is not then listed on the Exchange then on such other stock exchange upon which the common shares are then listed, exceeds $4.00, then the Company may give notice (the "Acceleration Notice") in writing to the holder of the Warrants within 30 days of such an occurrence that the Warrants will expire on the 20th business day following delivery of such notice (the "Accelerated Expiry Date").  Upon the delivery of an Acceleration Notice, all Warrants not then vested shall become immediately vested to enable the holders of outstanding Warrants to exercise the Warrants prior to the Accelerated Expiry Date.

The Warrants and the Common Shares issuable upon exercise thereof have not been registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or the securities laws of any state of the United States, and the Warrants may not be exercised by, or for the account or benefit of, a U.S. person or a person in the United States unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or pursuant to an exemption from such registration requirements.  "United States" and "U.S. person" are as defined in Regulation S under the U.S. Securities Act.

Neither the Warrants nor the Common Shares issuable upon exercise thereof have been approved or passed upon by the United States Securities and Exchange Commission, or by any other federal or state agency, and any representation to the contrary is a criminal offence.  This Warrant may only be exercised at the office of the Company's registrar and transfer agent, Pacific Corporate Trust Company, at 3rd Floor – 510 Burrard Street, Vancouver, British Columbia, V6C 3B9.

This Warrant is issued subject to the additional terms and conditions appended hereto as Exhibit "A".

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by a duly authorized officer.

DATED for reference this ___ day of December, 2006.

TITAN URANIUM INC.
Per:

(See terms and conditions attached hereto)

EXHIBIT "A"

TERMS AND CONDITIONS FOR WARRANT

Terms and Conditions attached to the Warrant issued by Titan Uranium Inc. and dated for reference ____________, 2006.

ARTICLE 1
INTERPRETATION

1.1

Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)

"Common Shares" means the common shares in the capital of the Company to be issued pursuant to the exercise of Warrants;

(b)

"Company" means Titan Uranium Inc. unless and until a successor corporation shall have become such in the manner prescribed in Article 6, and thereafter "Company" shall mean such successor corporation;

(c)

"Company's Auditors" means an independent firm of accountants duly appointed as auditors of the Company;

(d)

"Exchange" means the TSX Venture Exchange or such other stock exchange on which the Company's Common Shares are listed and posted for trading;

(e)

"Exercise Price" means the price of $2.00 per share during the term of the Warrants;

(f)

"Expiry Time" means 4:30 p.m. (Vancouver time) on ______________, 2008 or 4:30 p.m. (Vancouver time) on the Accelerated Expiry Date (as defined in the Warrant Certificate), whichever occurs first;

(g)

"herein", "hereby" and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression "Article" and "Section" followed by a number refer to the specified Article or Section of these Terms and Conditions;

(h)

"Issue Date" means the issue date of the Warrant shown on the face page of the Warrant Certificate;

(i)

"person" means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(j)

"Warrant" means the warrant to acquire Common Shares evidenced by the Warrant Certificate;

(k)

"Warrant Certificate" means the certificate to which these Terms and Conditions are attached; and

(l)

“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

1.2

Interpretation Not Affected by Headings

a)

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation thereof.

b)

words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3

Applicable Law

The terms hereof and of the Warrant shall be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable thereto.

ARTICLE 2
ISSUE OF WARRANT

2.1

Issue of Warrants

That number of Warrants set out on the Warrant Certificate are hereby created and authorized to be issued.

2.2

Additional Warrants

Subject to any other written agreement between the Company and the Warrantholder, the Company may at any time and from time to time undertake further equity or debt financing and may issue additional Common Shares, warrants or grant options or similar rights to purchase Common Shares to any person.

2.3

Issue in Substitution for Lost Warrants

If the Warrant Certificate becomes mutilated, lost, destroyed or stolen:

(a)

the Company shall issue and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated, lost, destroyed or stolen Warrant Certificate; and

(b)

the holder shall bear the cost of the issue of a new Warrant Certificate hereunder and in the case of the loss, destruction or theft of the Warrant Certificate, shall furnish to the Company such evidence of loss, destruction, or theft as shall be satisfactory to the Company in its discretion and the Company may also require the holder to furnish indemnity in an amount and form satisfactory to the Company in its discretion, and shall pay the reasonable charges of the Company in connection therewith.

2.4

Warrantholder Not a Shareholder

The Warrant shall not constitute the holder a shareholder of the Company, nor entitle it to any right or interest in respect thereof except as may be expressly provided in this Warrant.

ARTICLE 3
EXERCISE OF THE WARRANT

3.1

Method of Exercise of the Warrant

The right to purchase Common Shares conferred by the Warrant Certificate may be exercised (except in respect of such Warrants that have not vested in accordance with the vesting provisions set forth in the Warrant Certificate), prior to the Expiry Time, by the holder surrendering it, with a duly completed and executed exercise form in the form attached hereto as Exhibit "B" and a certified cheque, bank draft or money order payable to or to the order of the Company, at par in Vancouver, British Columbia, for the subscription price applicable at the time of surrender in respect of the Common Shares subscribed for in lawful money of Canada, to the Company.

This Warrant and the Common Shares issuable upon exercise hereof have not been registered and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States. This Warrant may only be exercised by or on behalf of a holder who, at the time of exercise, provides written confirmation that:

(a)

at the time of exercise of the Warrants, the holder is not in the United States, is not a "U.S. person" as defined in Regulation S under the U.S. Securities Act and is not exercising the Warrants on behalf of, or for the account or benefit of a U.S. person or a person in the United States and did not execute or deliver the exercise form in the United States and has, in all other respects, complied with the terms of Regulation S of the U.S. Securities Act or any successor rule or regulations of the United States Securities and Exchange Commission as presently in effect;

(b)

the holder is resident in the United States or is a U.S. Person and (i) on the date of exercise of the Warrants, is an Accredited Investor as defined in Rule 501(a) of Regulation D of the U.S. Securities Act, and (ii)  has delivered to the Company the U.S Accredited Investor Certificate attached as Appendix 1 to the Exercise Form attached hereto as Exhibit “B”; or

(c)

the holder is resident in the United States or is a U.S. Person and has delivered to the Company and the Company’s transfer agent an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Company) or such other evidence satisfactory to the Company to the effect that with respect to the securities to be delivered upon exercise of the Warrants, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

3.2

Effect of Exercise of the Warrant

(a)

Upon surrender and payment as aforesaid the Common Shares so subscribed for shall be issued as fully paid and non-assessable shares and the holder shall become the holder of record of such Common Shares on the date of such surrender and payment and upon receipt by the Company of such other documents contemplated or required by the exercise form; and

(b)

Within five business days after surrender and payment as aforesaid, the Company shall forthwith cause the issuance to the holder a certificate for the Common Shares purchased as aforesaid.

3.3

Subscription for Less than Entitlement

The holder may subscribe for and purchase a number of Common Shares less than the number which it is entitled to purchase pursuant to the surrendered Warrant Certificate.  In the event of any purchase of a number of Common Shares less than the number which can be purchased pursuant to the Warrant Certificate, the holder shall be entitled to the return of the Warrant Certificate with a notation on the Grid attached hereto as Exhibit "C" showing the balance of the Common Shares which it is entitled to purchase pursuant to the Warrant Certificate which were not then purchased.

3.4

Expiration of the Warrant

After the Expiry Time all rights hereunder shall wholly cease and terminate and the Warrant shall be void and of no effect.

3.5

Hold Periods and Legending of Share Certificate

If any of the Warrants are exercised prior to ___________, 2007, the certificates representing the Common Shares to be issued pursuant to such exercise shall bear the following legends (in addition to any legends otherwise required by applicable securities laws):

“Unless permitted under securities legislation, the holder of the securities shall not trade the securities before ______________, 2007.”

“Without prior written approval of the TSX Venture Exchange (the "Exchange") and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until ___________, 2007.”

If the holder of this Warrant is a resident of the United States or is otherwise subject to the securities laws of the United States, any certificate representing the Common Shares issued upon exercise of this Warrant will bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT OR (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT.  DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

ARTICLE 4
ADJUSTMENTS

4.1

Adjustments

The number of Common Shares purchasable upon the exercise of each Warrant and the Exercise Price shall be subject to adjustment as follows:

(a)

in the event the Company shall:

(i)

pay a dividend in Common Shares or make a distribution in Common Shares;

(ii)

subdivide its outstanding Common Shares;

(iii)

combine its outstanding Common Shares into a smaller number of Common Shares; or

(iv)

issue by reclassification of its Common Shares other securities of the Company (including any such reclassification in connection with a consolidation, merger, amalgamation or other combination in which the Company is the surviving corporation);

the number of Common Shares (or other securities) purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of Common Shares or other securities of the Company which it would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto.  An adjustment made pursuant to this subsection (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b)

In case the Company shall issue rights, options or warrants to all or substantially all holders of its outstanding Common Shares, without any charge to such holders, entitling them (for a period within 45 days after the record date mentioned below) to subscribe for or purchase Common Shares at a price per share which is lower than 95% of the current market price per Common Share (as determined in accordance with subsection (d) below) at the record date mentioned below, the number of Common Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Common Shares theretofore purchasable upon exercise of each Warrant by a fraction, of which the numerator shall be the number of Common Shares outstanding on the date of issuance of such rights, options or warrants plus the number of additional Common Shares offered for subscription or purchase, and of which the denominator shall be the number of Common Shares outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of Common Shares so offered would purchase at the current market price per Common Share at such record date.  Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights, options or warrants.

(c)

In case the Company shall distribute to all or substantially all holders of its Common Shares evidences of its indebtedness or assets (excluding cash dividends or distributions payable out of consolidated earnings or earned surplus and dividends or distributions referred to in subsection (a) above or in subsection (d) below or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase Common Shares (excluding those referred to in subsection (b) above)), then in each case the number of Common Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Common Shares theretofore purchasable upon the exercise of each Warrant by a fraction, of which the numerator shall be the then current market price per Common Share (as determined in accordance with subsection (d) below) on the date of such distribution, and of which the denominator shall be the then current market price per Common Share less the then fair value (as determined by the board of directors of the Company, acting reasonably) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one Common Share.  Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

In the event of the distribution by the Company to all or substantially all of the holders of its Common Shares of shares of a subsidiary or securities convertible or exercisable for such shares, then in lieu of an adjustment in the number of Common Shares purchasable upon the exercise of each Warrant, the Warrantholder of each Warrant, upon the exercise thereof, shall receive from the Company, such subsidiary or both, as the Company shall reasonably determine, the shares or other securities to which such Warrantholder would have been entitled if such Warrantholder had exercised such Warrant immediately prior thereto, all subject to further adjustment as provided in this section 4.1 provided, however, that no adjustment in respect of dividends or interest on such shares or other securities shall be made during the term of a Warrant or upon the exercise of a Warrant.

(d)

For the purpose of any computation under subsections (b) and (c) of this section 4.1, the current market price per Common Share at any date shall be the weighted average price per Common Share for twenty-five (25) consecutive trading days, commencing not more than 45 trading days before such date on the stock exchange on which the Common Shares are then traded; provided if the Common Shares are then traded on more than one stock exchange, then on the stock exchange on which the largest volume of Common Shares were traded during such twenty-five (25) consecutive trading day period.  The weighted average price per Common Share shall be determined by dividing the aggregate sale price of all Common Shares sold on such exchange or market, as the case may be, during the said twenty-five (25) consecutive trading days by the total number of shares so sold.  For purposes of this subsection (d), trading day means, with respect to a stock exchange, a day on which such exchange is open for the transaction of business.  Should the Common Shares not be listed on any stock exchange the current market price per Common Share at any date shall be determined by the board of directors of the Company, acting reasonably.

(e)

In any case in which this Article 4 shall require that any adjustment in the Exercise Price be made effective immediately after a record date for a specified event, the Company may elect to defer until the occurrence of the event the issuance, to the holder of any Warrant exercised after that record date, of the Common Shares and other shares of the Company, if any, issuable upon the exercise of the Warrant over and above the Common Shares and other shares of the Company; provided, however, that the Company shall deliver to the holder an appropriate instrument evidencing the holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(f)

No adjustment in the number of Common Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Common Shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations shall be made to the nearest one-hundredth of a share.

(g)

Wherever the number of Common Shares purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Exercise Price payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Common Shares purchasable upon the exercise of such Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Common Shares purchasable immediately thereafter.

(h)

No adjustment in the number of Common Shares purchasable upon the exercise of each Warrant need be made under subsections (b) and (c) if, the Company issues or distributes to the Warrantholder the rights, options, warrants, or convertible or exchangeable securities, or evidences of indebtedness or assets referred to in those subsections which the Warrantholder would have been entitled to receive had the Warrants been exercised prior to the happening of such event or the record date with respect thereto.

(i)

In the event that at any time, as a result of an adjustment made pursuant to subsection (a) above, the Warrantholder shall become entitled to purchase any securities of the Company other than Common Shares, thereafter the number of such other shares so purchasable upon exercise of each Warrant and the Exercise Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in subsections (a) through (h), inclusive, above, and the provisions of sections 4.2 through 4.4, inclusive, of this Article 4 with respect to the Common Shares, shall apply on like terms to any such other securities.

(j)

Upon the expiration of any rights, options, warrants or conversion or exchange privileges granted to all or substantially all of the holders of the Company’s outstanding Common Shares, if any thereof shall not have been exercised, the Exercise Price and the number of Common Shares purchasable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if:

(i)

the only Common Shares so issued were the Common Shares, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights; and

(ii)

such Common Shares, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised;

provided further, that no such readjustment shall have the effect of increasing the Exercise Price or decreasing the number of Common Shares purchasable upon the exercise of each Warrant by an amount in excess of the amount of the adjustment initially made with respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.

4.2

Voluntary Adjustment by the Company

Subject to requisite Exchange approval, the Company may, at its option, at any time during the term of the Warrants, reduce the then current Exercise Price to any amount deemed appropriate by the Board of Directors of the Company.

4.3

Notice of Adjustment

Whenever the number of Common Shares purchasable upon the exercise of each Warrant or the Exercise Price of such Common Shares is adjusted, as herein provided, the Company shall promptly send to the Warrantholder by first class mail, postage prepaid, notice of such adjustment or adjustments.

4.4

No Adjustment for Dividends

Except as provided in section 4.1 of this Article 4, no adjustment in respect of any dividends shall be made during the term of a Warrant or upon the exercise of a Warrant.

4.5

Preservation of Purchase Rights Upon Merger, Consolidation, etc.

In connection with any consolidation of the Company with, or amalgamation or merger of the Company with or into, another corporation (including, without limitation, pursuant to a "takeover bid", "tender offer" or other acquisition of all or substantially all of the outstanding Common Shares, but excluding any transaction described under section 4.1(a) above) or in case of any sale, transfer or lease to another corporation of all or substantially all the property of the Company, the Company or such successor or purchasing corporation, as the case may be, shall execute with the Warrantholder an agreement that the Warrantholder shall have the right thereafter, upon payment of the Exercise Price in effect immediately prior to such action, to purchase upon exercise of each Warrant the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such consolidation, amalgamation, merger, sale, transfer or lease had such Warrant been exercised immediately prior to such action, and the Warrantholder shall be bound to accept such shares and other securities and property in lieu of the Common Shares to which it was previously entitled; provided, however, that no adjustment in respect of dividends, interest or other income on or from such shares or other securities and property shall be made during the term of a Warrant or upon the exercise of a Warrant.  Any such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Exhibit "A".  The provisions of this section 4 shall similarly apply to successive consolidations, mergers, amalgamation, sales, transfers or leases.

4.6

Determination of Adjustments

If any questions shall at any time arise with respect to the adjustment to the number of Common Shares purchasable upon exercise of each Warrant or to the Exercise Price, such questions shall be conclusively determined by the Company's Auditors, or, if they decline to so act, any other firm of Chartered Accountants, in Vancouver, B.C., that the Company may designate and the Warrantholder, acting reasonably, may approve, and who shall have access to all appropriate records and such determination shall be binding upon the Company and the holder.

ARTICLE 5
COVENANTS BY THE COMPANY

5.1

Reservation of Common Shares

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the rights of acquisition provided for in the Warrant Certificate.

ARTICLE 6
MERGER AND SUCCESSORS

6.1

Company May Consolidate, etc. on Certain Terms

Nothing herein contained shall prevent any consolidation, amalgamation or merger of the Company with or into any other corporation or corporations, or a conveyance or transfer of all or substantially all the properties and estates of the Company as an entirety to any corporation lawfully entitled to acquire and operate same, provided, however, that the corporation formed by such consolidation, amalgamation or merger or which acquires by conveyance or transfer all or substantially all the properties and estates of the Company as an entirety shall, simultaneously with such amalgamation, merger, conveyance or transfer, assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or observed by the Company.

6.2

Successor Company Substituted

In case the Company, pursuant to section 6.1 shall be consolidated, amalgamated or merged with or into any other corporation or corporations or shall convey or transfer all or substantially all of its properties and estates as an entirety to any other corporation, the successor corporation formed by such consolidation or amalgamation, or into which the Company shall have been consolidated, amalgamated or merged or which shall have received a conveyance or transfer as aforesaid, shall succeed to and be substituted for the Company hereunder and such changes in phraseology and form (but not in substance) may be made in the Warrant Certificate and herein as may be appropriate in view of such amalgamation, merger or transfer.

ARTICLE 7
AMENDMENTS

7.1

Amendment, etc.

This Warrant Certificate may only be amended by a written instrument signed by the parties hereto.

ARTICLE 8
MISCELLANEOUS

8.1

Time

Time is of the essence of the terms of this certificate.

8.2

Notice

Any notice given under or pursuant to this Warrant Certificate will be given in writing and must be delivered, or mailed by prepaid post, and addressed to the party to which notice is to be given at the address of the party set out on page one, or at another address designated by the party in writing.  If notice is delivered, it will be deemed to have been given at the time of delivery.  If notice is mailed, it will be deemed to have been received on the fourth business day after and excluding the date of mailing.

8.3

Transfer of Warrants

Subject to applicable securities legislation and the rules, policies, notices and orders issued by applicable securities regulatory authorities, including the TSX Venture Exchange (or any other stock exchange on which the Common Shares are listed), the Warrants evidenced hereby (or any portion thereof) may be assigned or transferred by the holder by duly completing and executing the transfer form attached hereto as Exhibit “D”.  The rights and obligations of the parties hereunder shall be binding upon and enure to the benefit of their successors and permitted assigns.

If the Warrantholder (or any beneficial purchaser on whose behalf the Warrantholder is acting) decides to offer, sell or otherwise transfer any of the Warrants, such Warrants may be offered, sold or otherwise transferred only (i) to the Company, (ii) outside the United States in compliance with Rule 904 of Regulation S, or (iii) in a transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws, provided the holder has, prior to such sale, furnished to the Company an opinion of counsel or other evidence of exemption, in either case reasonably satisfactory to the Company.

EXHIBIT "B"

EXERCISE FORM

TO:

Titan Uranium Inc.
c/o Pacific Corporate Trust Company
3rd Floor, 510 Burrard Street
Vancouver, BC  V6C 3B9

Terms which are not otherwise defined herein shall have the meanings ascribed to such terms in the Warrant Certificate held by the undersigned and issued by Titan Uranium Inc. (the "Company").

The undersigned hereby exercises the right to acquire __________ Common Shares of the Company in accordance with and subject to the provisions of such Warrant Certificate and encloses herewith a certified cheque, bank draft or money order payable at par in the city of Vancouver to the order of Titan Uranium Inc. in payment in full of the subscription price of the Common Shares hereby subscribed for.

The Common Shares are to be issued as follows:

Name:

Address in full:

Social Insurance or Social Security Number:

Note:  If further nominees are intended, please attach (and initial) a schedule giving these particulars.

Such securities (please check one):

(a)

should be sent by first class mail to the following address:

_____________________________________________________________________________________

OR

(b)

should be held for pick up at the office of Pacific Corporate Trust Company (the "Transfer Agent") at which this Warrant Certificate is deposited.

If the number of Warrants exercised is less than the number of Warrants represented hereby, the undersigned requests that the new Warrant Certificate representing the balance of the Warrants be registered in the name of the undersigned and should be sent by first class mail or held for pick up at the office of the Transfer Agent in accordance with the instructions noted directly above or as otherwise directed in writing by the undersigned to the Transfer Agent.

The undersigned represents, warrants and certifies as follows (one of the following must be checked):

(a)

the undersigned holder at the time of exercise of the Warrants is not in the United States, is not a U.S. person and is not exercising the Warrants on behalf of, or for the account or benefit of a U.S. person or a person in the United States and did not execute or deliver this exercise form in the United States;

(b)   the holder is resident in the United States or is a U.S. Person and (i) on the date of exercise of the Warrants, is an Accredited Investor as defined in Rule 501(a) of Regulation D of the U.S. Securities Act, and (ii) has delivered to the Company the U.S Accredited Investor Certificate attached as Appendix 1 to this Exercise Form; OR

(c)

the undersigned holder has delivered to the Company and the Transfer Agent an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Company) or such other evidence satisfactory to the Company to the effect that with respect to the securities to be delivered upon exercise of this Warrant, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

"United States" and "U.S. person" are as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act").

The undersigned holder understands that unless Box 3(a) above is checked, the certificate representing the Common Shares issued upon exercise of the Warrants will, unless the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws, bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available.

Note:  Certificates representing Common Shares will not be registered or delivered to an address in the United States unless Box (b) or (c) above is checked.

In the absence of instructions to the contrary, the securities will be issued in the name of or to the holder hereof and will be sent by first class mail to the last address of the holder appearing on the register maintained for the Warrants.

DATED this _____ day of _______________, 200__.

Signature Guaranteed	(Signature of Warrantholder)
Print full name
Print full address

Instructions:

1.

The registered holder may exercise its right to receive Common Shares by completing this form and surrendering this form and the Warrant Certificate representing the Warrants being exercised to the Transfer Agent as indicated above.

2.

If the Exercise Form indicates that Common Shares are to be issued to a person or persons other than the registered holder of the Warrant Certificate, the Transfer Form must also be completed and the signature of such holder on the Exercise Form must be guaranteed by a Canadian chartered bank or an eligible guarantor institution with membership in an approved signature guarantee medallion program if this exercise form is executed in the United States, or in accordance with industry standards.

3.

If the Exercise Form is signed by a trustee, exercise, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a judiciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Company.

4.

If Box (c) above is checked, any opinion tendered must be from counsel of recognized standing in form and substance satisfactory to the Company.  Holders planning to deliver an opinion of counsel in connection with the exercise of the Warrants should contact the Company in advance to determine whether any opinions tendered will be acceptable to the Company.

APPENDIX 1 TO EXHIBIT B

U.S. ACCREDITED INVESTOR CERTIFICATE

TO:

Titan Uranium Inc.

In connection with the subscription for common shares (the “Shares”) of Titan Uranium Inc. (the “Issuer”) by the undersigned (the “Subscriber”) pursuant to the exercise of warrants of the Issuer (the “Warrants”) in accordance with the certificate representing the Warrants, the undersigned hereby represents, warrants and covenants that:

(a)

it is purchasing the Shares for its own account or for the account of one or more persons for whom it is exercising sole investment discretion, (a “Beneficial Purchaser”), for investment purposes only and not with a view to resale or distribution and, in particular, neither it nor any Beneficial Purchaser for whose account it is purchasing the Shares has any intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons; provided, however, that this paragraph shall not restrict the Subscriber from selling or otherwise disposing of any of the Shares pursuant to registration thereof pursuant to the United States Securities Act of 1933, as amended (the "1933 Act") and any applicable state securities laws or under an exemption from such registration requirements;

(b)

it, and if applicable, each Beneficial Purchaser for whose account it is purchasing the Shares is a U.S. Accredited Investor that satisfies one or more of the categories of U.S. Accredited Investor indicated below (the Subscriber must initial “SUB” for the Subscriber, and “BP” for each Beneficial Purchaser, if any, on the appropriate line(s)):

  Category 1.

A bank, as defined in Section 3(a)(2) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

  Category 2.

A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

  Category 3.

A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

  Category 4.

An insurance company as defined in Section 2(13) of the 1933 Act; or

  Category 5.

An investment company registered under the United States Investment Company Act of 1940; or

  Category 6.

A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

  Category 7.

A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

 Category 8.

A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

  Category 9.

An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

  Category 10.

A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

  Category 11.

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or

  Category 12.

Any director or executive officer of the Issuer; or

  Category 13.

A natural person whose individual net worth, or joint net worth with that person’s spouse, at the date hereof exceeds U.S. $1,000,000; or

  Category 14.

A natural person who had an individual income in excess of U.S. $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

  Category 15.

A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

  Category 16.

Any entity in which all of the equity owners meet the requirements of at least one of the above categories;

(c)

it understands that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Shares, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS, AND IN THE CASE OF (C) OR (D), THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA”

provided, that if any of the Shares are being sold under clause (B) above, at a time when the Issuer is a “foreign issuer” as defined in Rule 902 under the 1933 Act, the legend set forth above may be removed by providing a declaration to the Issuer and its transfer agent in the form approved by the Issuer or such other evidence as the Issuer or its transfer agent may from time to time prescribe (which may include an opinion of counsel satisfactory to the Issuer and its transfer agent), to the effect that the sale of the securities is being made in compliance with Rule 904 of Regulation S under the 1933 Act; provided further, that if any of the Shares are being sold pursuant to Rule 144 of the 1933 Act and in compliance with any applicable state securities laws, the legend may be removed by delivery to the Issuer’s transfer agent of an opinion satisfactory to the Issuer and its transfer agent to the effect that the legend is no longer required under applicable requirements of the 1933 Act or state securities laws;

(d)

it agrees not to offer, sell or otherwise transfer any of the Shares except as permitted by paragraph (c) above and the legend included therein;

(e)

it has had the opportunity to ask questions of and receive answers from the Issuer regarding the investment, and has received all the information regarding the Issuer that it has requested;

(f)

it has had access to the Internet’s System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com and the filings of the Issuer included therein, and has had access to such other information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Shares;

(g)

it consents to the Issuer making a notation on its records or giving instruction to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described herein;

(h)

it understands and acknowledges that the Issuer has no obligation or present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Shares in the United States;

(i)

it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition, disposition or exercise of any of the Shares;;

(j)

it understands and acknowledges that the Issuer is not obligated to remain a “foreign issuer”;

(k)

it understands and agrees that the financial statements of the Issuer have been prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies; and

(l)

it has not purchased the Shares as a result of any form of general solicitation or general advertising, including any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber or any Beneficial Purchaser set forth herein which takes place prior to the issuance of the Shares to the Subscriber.

DATED this _______ day of ___________________, 200___.

By:

Name:
Title:

EXHIBIT "C"

WARRANT EXERCISE GRID

Common Shares Issued	Common Shares Available	Initials of Authorized Officer

EXHIBIT "D"

TRANSFER FORM

Any transfer of Warrants will require compliance with applicable securities legislation.  Transferors and transferees are urged to contact counsel before effecting any such transfer.

FOR VALUE RECEIVED the undersigned (the "Holder") hereby sells, assigns and transfers unto

(Please print or typewrite name and address of assignee)

 Warrant(s) represented by the within certificate, and do(es) hereby irrevocably constitute and appoint the attorney of the undersigned to transfer the said Warrants maintained by the transfer agent of the Company with full power of substitution hereunder.

The Holder hereby certifies that (check either A or B):

(A)

the transfer of the Warrants is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "1933 Act"), and certifies that:

(1)

the undersigned is not an “affiliate” (as defined in Rule 405 under the 1933 Act) of the Issuer or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”;

(2)

the offer of such securities was not made to a person in the United States and either at the time the buy order was originated, the buyer was outside the United States, or the Transferor and any person acting on its behalf reasonably believe that the buyer was outside the United States;

(3)

neither the Transferor nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of the Warrants;

(4)

the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the Warrants are “restricted securities” (as such term is defined in Rule 144(a)(3) under the 1933 Act);

(5)

the Holder does not intend to replace the securities sold in reliance on Rule 904 of the 1933 Act with fungible unrestricted securities; and

(6)

the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the 1933 Act.

(B)

the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the 1933 Act, in which case the Transferor has delivered or caused to be delivered by the Transferee a written opinion of U.S. legal counsel acceptable to the Issuer to the effect that the transfer of the Warrants is exempt from the registration requirements of the 1933 Act; or

DATED this

 day of

,

 .

Signature of Holder
Signature Guarantee	Name of Holder (please print)

The signature of the Holder to this assignment must correspond exactly with the name of the Holder as set forth on the face of this Warrant certificate in every particular, without alteration or enlargement or any change whatsoever and the signature must be guaranteed by a Canadian chartered bank or an eligible guarantor institution with membership in an approved signature guarantee medallion program if this exercise form is executed in the United States, or in accordance with industry standards.

TRANSFEREE ACKNOWLEDGMENT

The undersigned transferee hereby certifies that (check one):

(A)

said transferee was not offered the Warrants in the United States and is not in the United States or a “U.S. Person” (as defined in Regulation S under the 1933 Act), and is not acquiring the Warrants for the account or benefit of a person in the United States or a U.S. Person; or

(B)

enclosed herewith is an opinion of counsel (which the transferee understands must be satisfactory to the Issuer) to the effect that the transfer of the Warrants is exempt from the registration requirements of the 1933 Act.

The transferee agrees to be subject to and bound by the provisions of the terms and conditions of the Warrants as set forth in the certificate representing the Warrants.

(Signature of Transferee)

Date

               Print full name of Transferee

It is understood that the Issuer may require additional evidence necessary to verify the foregoing.

Note:

Warrants shall only be transferable in accordance with applicable laws and the resale of warrants and shares issuable upon exercise of warrants may be subject to restrictions under such laws.  The Warrants may only be exercised in the manner required by the certificate representing the Warrants and the subscription form attached thereto.  Any shares acquired upon exercise of the Warrants shall be subject to applicable hold periods and any certificate representing such shares may bear restrictive legends.

 THIS IS SCHEDULE "D" TO THE AGREEMENT DATED AS OF DECEMBER 13th, 2006,

BETWEEN TITAN URANIUM INC. AND

DEJOUR ENTERPRISES LTD.

CONSULTING AGREEMENT

THIS AGREEMENT is dated this ___ day of _____________, 2006.

BETWEEN:

TITAN URANIUM INC, a body corporate duly continued under the laws of the Province of British Columbia, having an office at 2nd Floor, 157 Chadwick Court, North Vancouver, British Columbia, V7M 3K2

(hereinafter called the "Company")

OF THE FIRST PART

AND:

_____________________________ (Name), Professional Geologist, of ____________________________________________ (Address),

(hereinafter called the "Consultant")

OF THE SECOND PART

WHEREAS:

A.

The Consultant is a professional geologist and provides geological services for mineral exploration and mining businesses;

B.

The Company is desirous of retaining the consulting services of the Consultant on a continuing basis to advance the mineral exploration projects of the Company, and the Consultant has agreed to serve the Company as an independent contractor upon the terms and conditions hereinafter set forth;

FOR VALUABLE CONSIDERATION it is hereby agreed as follows:

1.

The Consultant shall provide geologic consulting services to the Company, such duties and responsibilities to include acting as  [title] providing such geological exploration services to the Company on its uranium exploration concessions located in the Athabasca Basin as the Company may reasonably require (the  “Work”)(the  “Work”)and the Consultant shall serve the Company (and/or such subsidiary or subsidiaries of the company, if any, as the Company may from time to time require) in such consulting capacity.

2.

The Consultant shall within five (5) days after the end of each month during which the Work is performed, provide the Company with a statement of account for the Work performed during such month, such statement to be reasonably detailed and supported by receipts and vouchers for out-of-pocket and other expenses incurred and materials supplied by the Consultant under this Agreement during the period to which such statement relates.  At the conclusion of the Work, the Consultant shall furnish the Company with a final itemized statement of account.

3.

Subject to the provisions of section 25 below, the term of this Agreement shall initially be for a period of one (1) year commencing from January 1, 2007 until December 31, 2007.  The Company and the Consultant acknowledge that at the Company’s election, this Agreement will be automatically extended for an additional year, commencing January 1, 2008 until December 31, 2008, and such extension will be on substantially the same terms and conditions.

4.

The basic remuneration of the Consultant for his services hereunder shall be at the rate of _________ Dollars ($______) per month (exclusive of GST), together with any such increments thereto as the Board of Directors of the Company may determine for any renewal term, payable on the last business day of each calendar month.

5.

The Consultant shall be responsible for the payment of his income taxes, GST remittances, and assessments, or any related interest and penalties to regulatory authorities, as shall be required by any governmental entity with respect to compensation paid by the Company to the Consultant.  The Consultant agrees to indemnify and save the Company harmless from any taxes, fees and assessments, or any related interest and penalties related to this Agreement.  Such indemnification shall survive the termination of this Agreement.

6.

The terms "subsidiary" and "subsidiaries" as used herein mean any corporation or company of which more than 50% of the outstanding shares carrying voting rights at all times (provided that the ownership of such shares confers the right at all times to elect at least a majority of the Board of Directors of such corporation or company) are for the time being, or from time to time, owned by or held for the Company and/or any other corporation or company in like relation to the Company and include any corporation or company in like relation to a subsidiary.

7.

During the term of this Agreement, the Consultant shall ensure that he will be available to provide such services to the Company in a timely manner subject to his availability at the time of the request.

8.

The Consultant shall be reimbursed for all reasonable traveling and other expenses actually and properly incurred by him in connection with his duties hereunder.  For all such expenses the Consultant shall furnish to the Company statements, receipts and vouchers for such out-of-pocket expenses on a monthly basis.  The Consultant shall provide the Company with advance written notice of any proposed out-of-pocket expenses anticipated to be in excess of $2,000.

9.

The Consultant shall not, either during the continuance of his contract hereunder or at any time thereafter, disclose the private affairs of the Company and/or its subsidiary or subsidiaries, or any secrets of the Company and/or its subsidiary or subsidiaries, to any person other than the President, CEO and Directors of the Company and/or its subsidiary or subsidiaries, if any, or for the Company's purposes and shall not (either during the continuance of his contract hereunder or at any time thereafter) use for his own purposes or for any purpose other than those of the Company any information he may acquire in relation to the business and affairs of the Company and/or its subsidiary or subsidiaries.  The information contained in the Work generated and/or delivered by the Consultant to the Company will under all circumstances and at all times be the exclusive property of the Company.  At the conclusion of the term of this Agreement, the Consultant shall within ten (10) business days deliver to the Company any and all copies of the Work and other materials including any computer or other equipment provided by the Company in his custody, possession or control.  Notwithstanding any other provision herein to the contrary, the provisions of this paragraph shall survive the termination of this Agreement.

10.

The Consultant shall provide his services in a professional, faithful and diligent manner, and the Consultant shall well and faithfully serve the Company or any subsidiary as aforesaid during the continuance of his contract hereunder and use his best efforts to promote the interests of the Company.

11.

The Consultant will carry out the Work in consultation with the representatives of the Company duly appointed in writing, and covenants to conduct the Work in a businesslike manner, in keeping with professional practices in the industry and in a safe, prudent and lawful manner.

12.

This Agreement may be terminated forthwith by the Company without prior notice if at any time:

(a)

The Consultant shall commit any breach of any of the provisions herein contained; or

(b)

The Consultant shall be guilty of any misconduct or neglect in the discharge of his duties hereunder; or

(c)

The Consultant shall become bankrupt or make any arrangements or composition with his creditors; or

(d)

The Consultant shall become of unsound mind or be declared incompetent to handle his own personal affairs; or

(e)

The Consultant shall be convicted of any criminal offence other than an offence which, in the reasonable opinion of the Board of Directors of the Company, does not affect his position as a Consultant of the Company.

13.

In the event this Agreement is terminated by reason of default on the part of the Consultant or the written notice of the Company, then at the request of the Board of Directors of the Company, the Consultant shall forthwith resign any position or office which he then holds with the Company or any subsidiary of the Company.

14.

After the first year’s term of this Agreement, either of the parties may for any reason and in their sole discretion terminate this Agreement by giving sixty (60) days notice to the other to that effect.  The Company shall be liable to pay the Consultant for all Work undertaken and appropriate and approved expenses incurred by the Consultant to the effective date of termination.  Prior to the end of the first year’s term of this Agreement, this Agreement will not be terminated by the Consultant, and may not be terminated by the Company, except for just cause as set forth in section 12 above.

15.

[For Keith Metcalfe and John Dixon:] The parties intend that the Consultant is hereby hired to provide his services on a full-time basis exclusively to the Company as an independent contractor (and not as an employee of the Company), and the Consultant will devote his full time and efforts as the Company’s consultant to advance the interests of the Company.

[For Allan McNutt:] The parties intend that the Consultant is hereby hired on a part-time basis as an independent contractor (and not as an employee of the Company), and the Company is aware that the Consultant has now and will continue to have professional and financial interests in other companies and properties, and the Company recognizes that these companies and properties will require a certain portion of the Consultant's time.  The Company agrees that the Consultant may continue to devote time to such outside interests, PROVIDED THAT such interests do not conflict with, in any way, the time required for the Consultant to perform his duties under this Agreement, and the Consultant shall devote not less than one-half of the Consultant’s time in performing his consulting services to the Company hereunder, during the term of this Agreement.

16.

In the event that the Company shall use the advice or report(s) of the Consultant in any way as an inducement or representation to others to rely thereon without the prior written consent of the Consultant, and such holding out or representation or inducement shall become the subject of any claim for any loss, demand, cost, damage, action, suit or proceeding whatsoever, the Company covenants to indemnify and save the Consultant harmless therefrom, it being understood that such indemnification shall survive termination of this Agreement.

17.

If any party is prevented or delayed from performing any of the obligations on its part to be performed hereunder by reason of force majeure, including but not limited to act of God, strike, threat of imminent strike, fire, flood, war, insurrection or riot, mob violence or requirement or regulation of government which cannot be overcome by reasonable and lawful means and the use of the facilities normally employed in performing such obligation, then and in any such event, and so often as the same shall occur, any such failure to perform shall not be deemed a breach of this Agreement and the performance of any such obligation shall be suspended during the period of disability, it being understood that if such situation persists more than 14 days, either party may thereupon terminate this Agreement.  The parties agree to use all due diligence to remove such causes of disability as may occur from time to time.

18.

Any dispute between the parties concerning any matter or thing arising from this Agreement shall be referred to a mutually agreeable professional.  The decision of the professional shall be final and binding upon the parties from which neither party may appeal.  Initially the cost of the professional’s fees and expenses shall be born equally by the Company and the Consultant.  The professional also is hereby authorized and instructed to award up to one hundred (100%) percent costs on a solicitor & client or special costs basis, as warranted, to the successful party in connection with a resolution of the dispute.  In the event a party fails or is otherwise unable to pay its share of any costs under this provision, the other party is hereby authorized but not obligated to make that payment and deduct the same from any money claimed owed by the respondent.

Failing agreement on appointment of a professional under the above paragraph within fifteen (15) days of written notice of a disagreement or dispute under this agreement, any disagreement or dispute shall be resolved by arbitration pursuant to The Commercial Arbitration Act R.S.B.C. 1996, c.55 and conducted in Vancouver or as otherwise agreed as convenient for the parties.  The cost of such arbitration shall initially be born equally by the Company and the Consultant, alternatively, as determined by the Arbitrator.  Any arbitration shall determine, with finality, any disagreement or dispute and the Arbitrator’s decision shall be binding and final from which there shall be no appeal.  An Arbitrator shall also decide matters including the cost of the arbitration and the Arbitrator is hereby authorized and instructed to award up to one hundred (100%) percent costs on a solicitor & client or special costs basis, as warranted, to the successful party in connection with any arbitration.  In the event a party fails or is otherwise unable to pay its share of any costs under this provision, the other party is hereby authorized but not obligated to make that payment and deduct the same from any money claimed owed by the respondent.

19.

The services to be performed by the Consultant pursuant hereto are personal in character, and neither this Agreement nor any rights or benefits arising thereunder are assignable by the Consultant without the previous written consent of the Company.

20.

Any and all previous agreements, written or oral, between the parties hereto or on their behalf relating to the agreement between the Consultant and the Company are hereby terminated and cancelled and each of the parties hereto hereby releases and forever discharges the other party hereto of and from all manner of actions, causes of action, claims and demands whatsoever under or in respect of any such previous agreements.

21.

Any notice in writing required or permitted to be given to the Consultant hereunder shall be sufficiently given if delivered to the Consultant personally or mailed by registered mail, postage prepaid, addressed to the Consultant at his last residential address known to the Company.  Any such notice mailed as aforesaid shall be deemed to have been received by the Consultant on the first business day following the date of mailing.  Any notice in writing required or permitted to be given to the Company hereunder shall be given by registered mail, postage prepaid, addressed to the Company at the address shown on page 1 hereof.  Any such notice mailed as aforesaid shall be deemed to have been received by the Company on the first business day following the date of mailing.  Any such address for the giving of notices hereunder may be changed by notice in writing given hereunder.

22.

The provisions of this Agreement shall enure to the benefit of and be binding upon the Consultant and the successors and assigns of the Company.  For this purpose, the terms "successors" and "assigns" shall include any person, firm or corporation or other entity which at any time, whether by merger, purchase or otherwise, shall acquire all or substantially all of the assets or business of the Company.

23.

Every provision of this Agreement is intended to be severable.  If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of the provisions of this Agreement.

24.

This Agreement is being delivered and is intended to be performed in the Province of British Columbia and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of such Province.  This Agreement may not be changed orally, but only by an instrument in writing signed by the party against whom or which enforcement of any waiver, change, modification or discharge is sought.

25.

This Agreement will immediately terminate and be of no further force or effect in the event that the transaction contemplated by the Property Purchase Agreement dated December 13, 2006 between Titan Uranium Inc. and Dejour Enterprises Ltd. does not for any reason receive the final acceptance of the TSX Venture Exchange or the approval of the shareholders of Titan Uranium Inc. and Dejour Enterprises Ltd. on or before  February 28, 2007.

IN WITNESS WHEREOF this Agreement has been executed as of the day, month and year first above written.

TITAN URANIUM INC. By: ________________________ Name: Title:

SIGNED, SEALED AND DELIVERED by _______________________in the presence of: ____________________________ Signature of Witness ____________________________ Name of Witness (please print)	) ) ) ) ) ___________________________ ) [Name of Consultant] ) ) ) )

THIS IS SCHEDULE "E" TO THE AGREEMENT DATED AS OF DECEMBER 13th, 2006,

BETWEEN TITAN URANIUM INC. AND

DEJOUR ENTERPRISES LTD.

ESCROW INSTRUCTIONS

December __, 2006

DuMoulin Black LLP

Barristers and Solicitors

10th Floor, 595 Howe Street

Vancouver, B.C.

V6C 2T5

Dear Sirs:

The undersigned, Dejour Enterprises Ltd. (Dejour”), as Vendor, and Titan Uranium Inc. (“Titan”), as Purchaser, have entered into a Property Purchase Agreement dated December 13th, 2006 (the "Agreement"), pursuant to which Dejour has agreed to sell and Titan has agreed to buy all of Dejour’s uranium properties in the Athabasca Basin region of Saskatchewan, comprising the Claims, and all of Dejour’s Exploration Data.  All capitalized words and expressions used herein and not otherwise expressly defined herein, shall have the same meanings as set out in the Agreement.

Pursuant to the provisions of subsection 20(a)(i) of the Agreement, Dejour and Titan agreed to execute and deliver these Escrow Instructions.  Pursuant to the provisions of subsection 20(a)(ii) of the Agreement, Dejour agreed to execute and deliver to you a transfer or transfers of the Claims and the Exploration Data, or such other instrument as may be required in prescribed form to record the transfer to Titan of an undivided 100% interest in the Claims, and to transfer the Exploration Data to Titan (collectively, the "Transfer Documents").  Pursuant to subsections 20(a)(iii), 20(a)(iv) and 20(a)(v) of the Agreement, Titan agreed to execute and deliver to you the Shares, Warrants, resignations of two directors, and appointing resolutions for Dejour’s two nominees (collectively, the “Titan Documents”).  The undersigned have agreed that your firm would hold the Transfer Documents and the Titan Documents, which the undersigned have delivered to you on the date hereof, in escrow in accordance with the instructions contained herein.

You are hereby instructed to hold the Transfer Documents and the Titan Documents, in escrow, and to only deal with the same as follows:

1.

When Dejour and Titan have each delivered notice to you that: (i) it has obtained the ratification of the Agreement by its shareholders by the required majorities under the policies of the Exchange and corporate law, and (ii) it has received a copy of the final notice of acceptance of the Agreement from the Exchange, then you are to:

(a)

release the Transfer Documents to Titan, or such of its agents as it may direct in writing; and

(b)

release the Titan Documents to Dejour.

2.

In the event that either Dejour or Titan should deliver notice to you (the “Notifying Party”) that the Notifying Party cannot obtain the required shareholders’ ratification of the Agreement, or that the Expiry Date of the Agreement has passed, you are to return to Dejour the Transfer Documents and return to Titan the Titan Documents, on the date that is fifteen (15) calendar days after a copy of such notice has first been delivered by you to the non-Notifying Party, which notice you shall deliver to the non-Notifying Party as soon as practicable following your receipt thereof.

3.

In the event that Titan and Dejour have not each delivered to you the notice pursuant to section 1 above and neither party has delivered to you a notice under section 2 above, in each case by February 28, 2007, then you are to return to Dejour the Transfer Documents and return to Titan the Titan Documents.

4.

Without in any way limiting the generality of the foregoing, in the event of a dispute between Titan and Dejour with respect to the release of the Transfer Documents or Titan Documents, and notwithstanding such dispute, you shall be entitled to proceed with the above instructions unless you are otherwise first served with an Order of a Court of competent authority of the Province of British Columbia directing you otherwise.  In such event, the party who initiates such action shall indemnify you with respect to all costs occasioned by you as a result of such action.

5.

You shall have no duties or obligations other than those specifically set forth herein.

6.

You shall not be obliged to take any legal action hereunder which might, in your judgment, involve any expense or liability unless you shall have been furnished with a reasonable indemnity.

7.

You are not bound in any way by any other contract or agreement between the parties hereto whether or not you have knowledge thereof or of its terms and conditions and your only duty, liability and responsibility shall be to hold and deal with the Transfer Documents and Titan Documents as herein directed.

8.

You shall be entitled to assume that any notice received by you pursuant to these instructions from either of the undersigned is true and correct, and has been duly executed by the party by whom it purports to have been signed and you shall not be obliged to enquire into the truth of the matters stated therein, or the sufficiency or authority of any signatures appearing on such notice.

9.

The undersigned covenant and agree to indemnify you and to hold you harmless against loss, liability or expense incurred without negligence or bad faith on your part arising out of or in connection with the administration of your duties hereunder, including the costs and expenses of defending yourself against any claim or liability arising therefrom.

10.

In the event of any disagreement between any of the parties to these instructions or between them or either or any of them and any other person, resulting in adverse claims or demands being made in connection with the Transfer Documents or Titan Documents, or in the event that you, in good faith, are in doubt as to what action you should take hereunder, you may, at your option, refuse to comply with any claims or demands on you, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, you shall not be or become liable in any way or to any person for your failure or refusal to act, and you shall be entitled to continue so to refrain from  acting until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons, and you shall have been notified thereof in writing signed by all such persons.  Your rights under this paragraph are cumulative of all other rights which you may have by law or otherwise.

11.

Notwithstanding any terms of these instructions, you may assign your rights and obligations hereunder to a substitute escrow agent at any time without prior notice or consent of either of the undersigned or both.  Upon receipt of the substitute escrow agent's written undertaking to assume all liabilities and obligations of the escrow agent hereunder, you will deliver the Transfer Documents and the Titan Documents then held in escrow under these instructions to the substitute escrow agent and will thereupon be relieved of all such liabilities and obligations, except the obligations to provide the undersigned with notice of such assignment and a copy of the substitute escrow agent's undertaking forthwith upon receipt of such undertaking.  Any substitute escrow agent must be either a solicitor practising in a firm of not less than 10 members in the city of Vancouver, British Columbia, or a trust company, bank or other entity licensed to carry on a trust or banking business in Canada.

12.

You may, but are not obliged to, consult with and obtain advice from legal counsel in the event of any questions concerning any of the provisions hereof or your duties hereunder and will incur no liability and will be fully protected in acting in good faith whether or not in accordance with the opinion and instructions of that counsel.

13.

The undersigned each acknowledges that the escrow agent hereunder, DuMoulin Black LLP, is a law firm that acts for Titan in connection with the transaction contemplated by the Agreement and that the escrow agent may continue to act as such during the term of these escrow instructions and before and after any assignment of the escrow agent’s rights and obligations hereunder to a substitute escrow agent.  The escrow agent will be deemed not to be in conflict by virtue of holding the Transfer Documents and the Titan Documents or performing its duties hereunder.

14.

For the purposes of these instructions, the addresses of Dejour and Titan are as follows:

To Dejour:

Suite 1100 – 808 West Hastings St., Vancouver, BC, V6C 2X4;

To Titan:

2nd Floor, 157 Chadwick Court, North Vancouver, BC, V7M 3K2.

You may provide notice to the undersigned, as permitted or required hereunder, in accordance with the provisions of section 24 of the Agreement.  If any action to be taken by you hereunder is required to be taken on a day that is not a business day, then you may take such action on the next following business day (where “business day” is defined as a day that is not a Saturday, Sunday or civic or national holiday in the Province of British Columbia).

15.

The terms of these instructions are irrevocable by the undersigned unless such revocation is consented to in writing by all of the undersigned.

16.

The terms herein shall be binding upon you and your successors and upon the undersigned and the respective successors to the undersigned.

Please acknowledge receipt of this letter and confirm the arrangement herein provided by signing and returning the enclosed copy hereof to the undersigned.

Yours very truly,

DEJOUR ENTERPRISES LTD.

Per:

Authorized Signatory

TITAN URANIUM INC.

Per:

Authorized Signatory

We agree to hold and deal with the Transfer Documents and Titan Documents in accordance with the above instructions.

DATED at the City of Vancouver, in the Province of British Columbia, this ___ day of ____________, 2006.

DUMOULIN BLACK LLP

Per:

Partner